SEMI-ANNUAL REPORT

BOND FUNDS
September 30, 1995

                                                    (LOGO) SIT Mutual Fund Group

                                            A FAMILY
                                            OF 100%
                                            NO-LOAD FUNDS

                                            *  BOND FUND
                                            *  MINNESOTA TAX-FREE INCOME FUND
                                            *  TAX-FREE INCOME FUND
                                            *  U.S. GOVERNMENT SECURITIES FUND
                                            *  MONEY MARKET FUND


                         A LOOK AT THE SIT MUTUAL FUNDS

The SIT Mutual Fund Group is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $4.0 billion for some of America's largest corporations, foundations and endowments.

The SIT Mutual Fund Group is comprised of eleven 100% no-load funds. 100% no-load means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some of the other features include:

          * Free telephone exchange
          * Dollar-cost averaging through automatic investment plan
          * Electronic transfer of funds for purchases and redemptions
          * Free check-writing privileges on bond funds
          * Retirement accounts including IRAs, Keoghs and 401(k) Plans

(CHART)

                               SIT FAMILY OF FUNDS

Stability:                     Income:                    Growth & Income:          Growth:
Safety of principal            Increased income           Long-term capital         Long-term capital
and current income                                        appreciation and income   appreciation
Funds:
MONEY MARKET                   U.S. GOVT. SECURITIES      BALANCED                   GROWTH
                               TAX-FREE INCOME            GROWTH & INCOME           INT'L GROWTH
                               MN TAX-FREE INCOME                               SMALL CAP GROWTH
                               BOND                                             DEV MARKETS GROWTH

                  Principal Stability                                    Growth
                  & Current Income                                     Potential


                              SIT MUTUAL FUND GROUP
                          BOND FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS
                                                                       PAGE

         Chairman's Letter.........................................      4
         Performance Review........................................      6
         Fund Reviews
                  Bond Fund........................................      8
                  Minnesota Tax-Free Income Fund...................     12
                  Tax-Free Income Fund.............................     18
                  U.S. Government Securities Fund..................     28
                  Money Market Fund................................     32

          Notes to Portfolios of Investments ......................     37
          Statements of Assets and Liabilities ....................     38
          Statements of Operations ................................     39
          Statements of Changes in Net Assets .....................     40
          Notes to Financial Statements ...........................     42
          Financial Highlights ....................................     45

         This document must be preceded or accompanied by a Prospectus.


SIT MUTUAL FUND GROUP
CHAIRMAN'S LETTER - SEPTEMBER 30, 1995

PHOTO    EUGENE C. SIT

Dear Fellow Shareholders:

         Domestic financial assets performed well during the third quarter ended September 30, 1995, amid increases in corporate earnings, stable interest rates, heightened merger and acquisition activity, and generally contained inflation.

ECONOMIC REVIEW

         The U.S economy expanded by a healthy +4.2% annual rate during the third quarter, according to the Commerce Department's preliminary estimate of real GDP growth. Third quarter growth was fueled by several factors including increases in inventories, government spending, and net exports. Durable goods purchases rose considerably, particularly in the auto sector as dealers discounted aggressively to reduce inventory levels in preparation for the new model year. Housing activity also increased as home buyers were enticed by relatively low mortgage rates. Consumer confidence surveys remain satisfactory, and personal consumption expenditures advanced by an annualized +2.9% during the third quarter. Looking toward the fourth quarter, economic growth should return to more moderate levels. Early indications of softening October retail sales coupled with seemingly high levels of consumer debt may hint of slightly more restrained personal consumption spending during the final quarter. We are, therefore, forecasting fourth quarter economic growth of approximately +2.5%, which results in calendar 1995 growth slightly above +3.0%.

         As the presidential campaign season draws near, fiscal policy, particularly the passage of the federal budget, has taken center stage on Capitol Hill. Congress recently approved a stopgap measure temporarily allowing operations to continue through mid November; however, negotiations with the Administration are intensifying over such budget-balancing issues as Medicare and Medicaid spending, welfare and educational reform, and a potential reduction in the capital gains tax rate. The House and Senate recently approved budget proposals, both of which would reduce the federal deficit sufficiently to balance the federal budget by 2002. In order to separate himself from the conservative majority, President Clinton threatened to veto these proposals on the grounds of being overly harsh on the elderly and the middle class. We expect that both sides will reach a compromise by November 15th in order to avoid a federal government shutdown. Once a compromise is reached, decreased federal government responsibilities will fall squarely on the shoulders of state and local government. The federal deficit of 1995 was calculated at $165 billion, which at 2.0% of GDP compares very favorably to the federal deficits of most developed nations and is the lowest federal deficit on this basis since 1988.

         Domestic inflation continues to be well contained. Energy prices have provided downward pressure on inflation, although increases in agricultural goods could have a modest impact on price levels at some point. Inflation at the consumer and producer levels, as measured by the year-over-year changes in the CPI and PPI, appear firmly in check at +2.5% and +1.8%, respectively.

         Broadly contained inflation was not enough, though, to induce the Federal Reserve to further reduce short rates at its August or September FOMC meetings. Even though fixed income markets appear to be discounting another reduction in short-term interest rates prior to year end, the recent strength of the domestic economy will likely delay any further Fed action until early 1996. Additional reductions will eventually hinge either on a productive budget compromise or a marked downturn in the domestic economy.

". . . WE BELIEVE THAT THE IMPACT OF POTENTIAL TAX REFORM ON THE VALUE OF LONGER-TERM MUNICIPAL BONDS HAS BEEN EXAGGERATED AND THESE BONDS REMAIN CHEAPLY VALUED, PARTICULARLY ON A TAXABLE EQUIVALENT YIELD BASIS."

STRATEGY SUMMARY

         Based on our economic outlook, we expect that longer-term bond yields should remain within a narrow range between 6 to 7% in the months ahead. We also acknowledge the possibility that stronger economic growth or an extension of the budget compromise could postpone further Fed action until early 1996. Thus, fixed income portfolios remain aggressively postured.

         The durations of the taxable bond portfolios (a measurement of price sensitivity to changes in interest rates) were extended in response to market weakness in anticipation of the Treasury auction in mid-August. These durations have been reduced in recent weeks, but they are still longer than related market benchmarks. Given our expectations for a relatively stable interest rate environment in the near term, we intend to maintain our emphasis on high-coupon mortgage pass-through securities with relatively stable prepayment rates, particularly those backed by government-sponsored mobile home loans. We would also consider reducing asset-backed holdings if higher-yielding opportunities present themselves. Portfolios continue to be underweighted in corporate bonds, since their yield spreads relative to Treasuries remain historically narrow. Over the near term, we intend to maintain moderate allocations to the government sector as a means of managing portfolio duration.

         The municipal market, particularly longer-maturity bonds, underperformed the taxable market during the second quarter of 1995. As investors became increasingly concerned about the possible enactment of a flat tax, significant assets flowed out of municipal bond funds or shifted toward shorter-maturity holdings. Although the municipal market has recouped some ground in recent months, helped by lower issuance volume, we believe that the impact of potential tax reform on the value of longer-term municipal bonds has been exaggerated and these bonds remain cheaply valued, particularly on a taxable equivalent yield basis. The nominal yield on longer-term, investment-grade municipal bonds, at more than 90% of the yield offered by comparable maturity Treasury securities, is very attractive on an historical basis. Thus, we continue to look for opportunities to swap from lower-yielding, shorter-maturity bonds into higher-yielding securities. We intend to maintain our emphasis on securities that provide high levels of coupon income, and we also seek increased call protection.

         Even in this relatively stable interest rate environment, our fixed income investment approach remains focused on finding long-term opportunities of value. In addition, our intensive credit research process remains an integral part of our fixed income investment approach. We continue to focus on shareholders dual objectives of high income and price stability. We greatly appreciate your interest and support as investors in the SIT Mutual Fund Group.

With best wishes,

/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer


SIT MUTUAL FUND GROUP
SEPTEMBER 30, 1995 PERFORMANCE SUMMARY - BOND FUNDS

BOND MARKET REVIEW

         Short-term yields have remained relatively stable since the Federal Reserve lowered the Federal Funds rate by 25 basis points to 5.75% on July 6, 1995. Yields on 3-month Treasury bills have declined from 5.85% to around 5.55% in early July and since late August have moved slightly lower to 5.42% on September 30, 1995. In recent weeks, long bond yields have returned to the lows that were set earlier in the summer. Yields on 30-year Treasury bonds decreased from 7.43% on March 31, 1995 to below 6.50% in mid-June, then rose to a plateau at almost 7.0% for several weeks before declining to 6.51% on September 30, 1995.

         Municipal bonds were much more stable in price as reflected in the yield of the Bond Buyer 40-Bond Index which declined only 49 basis points from 6.37% to 5.88% during the six month period. Long maturity municipal bonds lagged taxable bond performance from mid-April through June as investors became increasingly concerned about tax reform, but have managed to gain back some ground in recent months, helped by low issuance volume. We believe that the municipal market has already discounted much of the potential impact of tax reform and that longer maturity municipal revenue bonds, which are yielding over 90 percent of comparable maturity Treasury bonds, remain attractively valued.

         In both taxable and tax-exempt portfolios, we continue to emphasize securities that provide high income and stable return characteristics as we anticipate longer term interest rates to remain within a narrow range in the months ahead.

                                                      TOTAL RETURN - CALENDAR YEAR
                                                                                                             YIELD
                                                                                                     YTD     AS OF   DISTRIBUTION
                                  1988        1989     1990     1991     1992    1993     1994       1995   9/30/95    RATE (2)
SIT BOND FUND                      --          --       --       --      --     0.34%(1) -1.31%      12.47%  6.32%      6.54%
SIT Minnesota TAX-FREE
     Income Fund                   --          --       --       --      --     1.60(1)   0.63       8.50    5.66(3)    5.73
     (NASDAQ Symbol: SMTFX)
SIT TAX-FREE INCOME FUND          2.19%(1)    8.38%    7.29%    9.25%   7.71%   10.42     -0.63       9.19    5.71(4)    5.75
     (NASDAQ Symbol: SNTIX)
SIT U.S. Gov't. Securities Fund
       (NASDAQ Symbol: SNGVX)     7.86       11.04    10.97    12.87    5.43     7.34      1.77       8.31    6.98       6.88
SIT MONEY MARKET FUND               --          --       --       --      --     0.46(1)   3.84       4.19    5.44(6)
     (NASDAQ Symbol: SNIXX)

     Lehman Aggregate Bond Index  7.89       14.53     8.96    16.00    7.40 9.75/0.54(1) -2.92      13.63
     Lehman 5-Year Municipal
          Bond Index              6.39/0.75(1)    9.07     7.70    11.41    7.62     8.73     -1.28       9.41
     Lehman Inter. Government
          Bond Index              6.40       12.68     9.56    14.11    6.93     8.17     -1.75      10.72
     3-Month U.S. Treasury Bill   7.10        8.73     8.04     5.72    3.56     3.13      4.47       4.40

SIT Investment Reserve Fund       6.65        8.53     7.59     6.14    3.81     2.34(5)



     (Inception date 1/25/85.  Converted to SIT Money Market Fund on 11/1/93.)

                                                             TOTAL RETURN
                                                 TOTAL RETURN  SIX MONTHS     AVERAGE ANNUAL TOTAL RETURNS FOR
                                                 QUARTER ENDED  ENDED       THE PERIODS ENDED SEPTEMBER 30, 1995
                                       INCEPTION     9/30/95   9/30/95    1 YEAR  3 YEARS 5 YEARS SINCE INCEPTION

SIT BOND FUND                           12/01/93       1.79%     7.89%     13.47%     --      --     6.06%
SIT MINNESOTA TAX-FREE INCOME FUND      12/01/93       1.80      3.86       8.47      --      --     5.84
SIT TAX-FREE INCOME FUND                09/29/88       2.24      4.64       9.01    6.84%   7.51%    7.64
SIT U.S. GOV'T. SECURITIES FUND         06/02/87       1.98      5.30       8.86    5.95    8.10     8.57
SIT MONEY MARKET FUND                   11/01/93       1.35      2.77       5.44      --      --     4.45

     Lehman Aggregate Bond Index                       1.96      8.18      14.06    6.68     9.65    5.82
     Lehman 5-Year Municipal Bond Index                2.39      5.13       8.90    6.00     7.81    7.56
     Lehman Inter. Government Bond Index               1.55      6.30      10.60    5.46     8.42    8.47
     3-Month U.S. Treasury Bill                        1.39      2.86       5.82    4.27     4.63    4.92



(1)  Period from Fund inception through calendar year-end.

(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 9/30/95.

(3) For Minnesota residents in the 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.96%, 9.67% and 10.24%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).

(4) For individuals in the 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 8.28%, 8.92% and 9.45%, respectively (Income subject to state tax, if any).

5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the SIT Money Market Fund.


(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/95 was 5.30%.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS AND IS ONLY ONE OF THE FACTORS TO CONSIDER IN CHOOSING A FUND. AS WITH ALL INVESTMENTS, THE SHARE PRICE AND RETURN MAY VARY AND YOU MAY HAVE A GAIN OR LOSS AT THE TIME OF SALE.


SIT BOND FUND REVIEW
SEPTEMBER 30, 1995

PHOTO         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER

     The SIT Bond Fund provided investors with a +7.89% return for the six months ended September 30, 1995, compared to a +8.18% return for the Lehman Brothers Aggregate Bond Index. As of September 30, 1995, the Fund's 30-day SEC yield was 6.32% and the 12-month distribution rate was 6.54%.

     Yields on intermediate U.S. Treasury securities fell by approximately 1% during the six-month period, resulting in meaningful price appreciation for intermediate and long maturity securities. The Fund s effective maturity was lengthened as yields rose in July and August to take advantage of those higher yields. The Fund s allocation to corporate bonds was significantly reduced as their yield spreads relative to Treasuries continue to narrow to historically low levels, thereby enabling increased weightings in the asset-backed and government sectors. The Fund s effective maturity was shortened in early October, but remains longer than the Lehman Aggregate Bond Index.

     Given our expectations for a relatively stable interest rate environment in the months ahead, we intend to maintain our current emphasis on high coupon mortgage pass-through securities with relatively stable prepayment rates, particularly those backed by mobile home loans. We also intend to maintain the Fund s effective maturity near that of its benchmark as we expect bond yields to remain within a narrow range in the months ahead.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.

     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.

                                PORTFOLIO SUMMARY

               Net Asset Value 9/30/95: $9.91 Per Share
                               3/31/95: $9.48 Per Share
                      Total Net Assets: $5.48 Million
                      30-Day SEC Yield: 6.32%
                      Average Maturity: 18.57 Years
            Modified Adjusted Duration: 5.18 Years (1)

(1) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Duration is based on the Adviser's assumptions regarding future changes in interest rates and the expected average life of individual securities held in the portfolio.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)
(BAR GRAPH)
     Agency Mortgage Pass-Through Securities     37.6
     Government & Agency                         29.8
     Collateralized Mortgage Obligations         16.2
     Asset-Backed Securities                     10.4
     Corporate Bonds & Notes                      2.6
     Other Assets & Liabilities                   3.4


                      AVERAGE ANNUAL TOTAL RETURNS*                                CUMULATIVE TOTAL RETURNS*
                                Lipper Inter.        Lehman                             Lipper Inter.       Lehman
                   Bond       Investment Grade      Aggregate                Bond     Investment Grade     Aggregate
                   Fund         Bond Fund Avg.      Bond Index               Fund       Bond Fund Avg.    Bond Index
3 Months            1.79%            1.73%             1.96%                   1.79%          1.73%           1.96%
  (unannualized)
1 Year             13.47            12.15             14.06                   13.47          12.15           14.06
Inception           6.06             4.82              5.82                   11.37           9.01           10.92
  (12/1/93)


     * As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Aggregate Bond Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.


                                GROWTH OF $10,000
(LINE GRAPH)
     LEHMAN AGGREGATE BOND INDEX
     SIT BOND FUND

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/95 would have grown to $11,137 in the Fund or $11,092 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS
                             (% of total net assets)
(PIE CHART)
                          LOWER OF MOODY'S OR S&P USED.
              Agency Mortgage-Backed Securities & CMO'S          53.8%
              Government & Agency                                29.8%
              AAA                                                 6.9%
              AA                                                  3.5%
              A                                                   2.6%
              Other Assets & Liabilities                          3.4%


SIT BOND FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1995 (UNAUDITED)

     Quantity    Name of Issuer             Market Value(1)

U.S. GOVERNMENT SECURITIES (29.8%)(2)
     1,025,000   U.S. Treasury Bond,
                   7.125%, 02/15/23          $1,086,562
       500,000   U.S. Treasury Note,
                   7.875%, 8/15/01              543,630
Total U.S. Government securities
    (cost:  $1,529,647)                       1,630,192

ASSET-BACKED SECURITIES (10.4%)
       150,000   American Housing Trust,
                   8.25%, 6/25/20               156,000
        50,000   CIT Group Securitization Corp.,
                   1993-1 A3, 6.10%, 6/15/18     49,002
       100,000   Green Tree Financial Corp.,
                   1993-3 A7, 6.40%, 10/15/18    90,940
       100,000   Green Tree Financial Corp.,
                   1993-4 A4, 6.60%, 1/1/19      98,155
        75,000   Green Tree Financial Corp.,
                   1995-5 A6, 7.25%, 9/15/26     74,054
       100,000   Security Pacific Corp., 1995-1 A4,
                   7.65%, 4/10/20               101,674
Total asset-backed securities
    (cost:  $572,753)                           569,825

CORPORATE BONDS & NOTES (2.6%)
       125,000   Corestates Capital Corp., 9.625%,
                   2/15/01                      142,656

    (cost:  $140,413)

MORTGAGE PASS-THROUGH SECURITIES (3)(37.6%)
        69,583   Federal Home Loan Mortgage
                   Corp., 10.25%, 9/1/09         74,908
       489,775   Federal National Mortgage
                   Association, 10.00%, 10/1/19 530,593
                 Government National Mortgage
                                  Association:
        29,938       8.75%, 11/15/01             31,495
        67,327       9.00%, 11/15/08             70,663
        15,134       9.00%, 8/15/11              15,879
        30,210       9.50%, 3/15/03              32,020
       193,030       9.50%, 9/15/10             202,982
       103,969       9.50%, 2/15/11             109,330
         6,568       9.75%, 8/15/02               6,961
        70,149       10.00%, 8/15/02       $     74,474
       116,136       10.00%, 4/1/18             124,455
        61,009       10.25%, 4/15/01             64,939
        70,446       10.25%, 4/15/01             74,993
        20,046       10.25%, 4/15/12             21,483
        16,986       10.25%, 5/15/12             18,188
        19,434       10.25%, 5/15/12             20,824
       146,199       10.25%, 5/15/12            156,689
        18,818       10.25%, 6/15/12             20,161
        19,143       10.25%, 6/15/12             20,510
        54,164       10.25%, 7/15/12             58,015
        22,010       10.25%, 7/15/12             23,600
       115,115       10.25%, 8/15/12            123,337
        70,048       10.25%, 6/15/13             75,136
        54,762       10.75%, 8/15/98             58,768
        46,144       11.25%, 10/15/00            49,968

Total mortgage pass-through securities
    (cost:  $2,082,579)                       2,060,371

COLLATERALIZED MORTGAGE OBLIGATIONS (16.2%)
       135,000   FHLMC CMO #1617,
                   6.25%, 3/15/23               127,175
       250,000   FNMA 1994-38, 6.65%, 12/25/23  243,545
                 Vendee Mortgage Trust:
        50,000     1993 - 2C, 6.25%, 3/15/10     48,795
        50,000     1992-1 2B, 7.75%, 9/15/10     50,593
       125,000     1993-3 2D, 5.75%, 6/15/13    113,511
       150,000     1992-1 2D, 7.75%, 12/15/14   153,791
        75,000     1992-2 2D, 7.00%, 9/15/15     74,384
        75,000     1994-3 2D, 7.75%, 5/15/18     76,892

Total collateralized mortgage obligations
    (cost:  $867,615)                           888,686

SHORT-TERM SECURITIES (2.7%)
       147,431   Cash Management Fund, 5.51%    147,431

Total short-term securities
    (cost:  $147,431)


Total investments in securities
    (cost:  $5,340,438)  (6)                 $5,439,161


                 (This page has been left blank intentionally.)


SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
SEPTEMBER 30, 1995

PHOTO         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
              DEBRA A. SIT, CFA, PORTFOLIO MANAGER

     The SIT Minnesota Tax-Free Income Fund provided shareholders a total return of +3.86% for the six month period ended September 30, 1995 which compares to a return of +5.13% for the Lehman 5-Year Municipal Bond Index. The Fund's net asset value per share rose $0.10 cents from $9.96 to $10.06 during the period while its 30-day SEC yield remained relatively stable at around 5.6%. Third quarter distributions totaled 13.98 cents per share which compares to 14.05 cents during the prior quarter.

     Fund assets increased significantly from $43.9 million to $52.3 million during the six month period. As of September 30, 1995, the Fund was fully invested in intermediate and longer term bonds, as several purchases were made to reduce portfolio cash from its 14.1% level at the end of March. The most significant shifts in industry sector weightings included increases in multifamily holdings from 23.5% to 30.7% and in general obligation bonds from 1.1% to 3.0%, and a decrease in industrial revenue bonds from 13.0% to 11.8%. While the Fund's weighting in non-rated securities increased slightly from 34.7% to 35.9%, the Fund's holdings in securities rated "A" or better by the major ratings services increased from 45.4% to 55.8%. We estimate the portfolio's average quality to remain "A rated."

     We expect longer term interest rate levels to remain within a narrow range through the rest of the year, although economic conditions allow room for further Federal Reserve interest rate reductions. We consider longer maturity municipal bonds to continue to offer attractive value relative to taxable bonds despite concerns about tax reform and intend to maintain only a modest level of short-term holdings. Our investment approach emphasizes finding long term opportunities of value, and we remain focused on the Fund s dual objectives of high income and principal stability.

                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.

                                PORTFOLIO SUMMARY

              Net Asset Value  9/30/95: $10.06 Per Share
                               3/31/95: $ 9.96 Per Share
                      Total Net Assets: $52.33 Million
                      30-Day SEC Yield:   5.66%
                  Tax Equivalent Yield:  10.24% (1)
                      Average Maturity:  18.99 Years
       Duration to Estimated Avg. Life:   6.73 Years (2)

(1)  For individuals in the 39.6% Federal and 8.5% MN tax brackets.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Duration is based on the Adviser's assumptions regarding future changes in interest rates and the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
(BAR GRAPH)
     Multifamily Mortgage Revenue                30.7
     Single Family Mortgage Revenue              25.3
     Hospital/Health Care Revenue                19.3
     Industrial Revenue/Pollution Control        11.8
     Other Revenue Bonds                          7.5
     General Obligation                           3.0
     Municipal Lease Rental                       2.7
     Other Assets & Liabilities                  -0.3


                      AVERAGE ANNUAL TOTAL RETURNS*       CUMULATIVE TOTAL RETURNS*

           MN Tax-Free        Lipper              Lehman          MN Tax-Free       Lipper               Lehman
             Income           MN Muni.         5-Year Muni.          Income         MN Muni.           5- Year Muni.
              Fund          Bond Fund Avg.      Bond Index            Fund        Bond Fund Avg.        Bond Index
3 Months      1.80%            2.08%               2.39%              1.80%           2.08%               2.39%
   (unannualized)
1 Year        8.47             8.77                8.90               8.47            8.77                8.90
Inception     5.84             3.26                5.12              10.94            6.06                9.58
  (12/1/93)


     * As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.


                                GROWTH OF $10,000
(LINE GRAPH)
     SIT MN TAX-FREE INCOME FUND
     LEHMAN 5-YEAR MUNI. BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/95 would have grown to $11,094 in the Fund or $10,958 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS
                             (% of total net assets)

                                   (PIE CHART)
           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.
              AAA              20.2%
              AA               17.4%
              A                18.5%
              BBB              8.3%
              Not Rated        35.9%

     ADVISER'S ASSESSMENT OF NOT-RATED SECURITIES
              AA      1.3%
              A       2.0
              BBB    26.9
              BB      5.7
              Total  35.9%



MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1995

       Quantity     Name of Issuer                                                                    Market Value(1)

  MUNICIPAL BONDS (100.3%)(2)
    GENERAL OBLIGATION (3.0%)
         600,000    Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                      (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                         $    597,678
         475,000    Southeastern MN Multi-Co. Hsg. & Redev. Auth. Hsg. Dev. Series 1994 (Lake City G.O.),
                      6.00%, 8/1/10                                                                        478,995
         500,000    Virginia Hsg. & Redev. Auth. Unltd. Tax G.O. Series 1995, 6.25%, 9/1/25                500,695
                                                                                                         1,577,368
    HOSPITAL/HEALTH CARE (19.3%)
         500,000    Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.), 7.50%, 12/1/10     520,110
         215,000    Fergus Falls Hlth. Care Fac. Auth. Series 1993A (Lake Region Hosp. Corp. Proj.),
                      6.25%, 9/1/04                                                                        219,399
       1,000,000    Mankato Hospital Fac. Rev. Series 1989 First Mtge. (Immanuel- St. Joseph Hosp. Proj.),
                      7.30%, 8/1/18                                                                      1,077,660
       1,685,000    Maplewood Health Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12              1,748,626
                    Minneapolis Hlth. Care Fac. Rev.:
         915,000      Series 1991 (Jones-Harrison Residence Proj.), 8.35%, 9/1/21                          990,908
       1,000,000      Series 1993 (St. Olaf Res. Proj.), 7.00%, 10/1/18                                    996,580
                    New Ulm Hlth. Care Fac. Rev. (Highland Manor Proj.):
       1,100,000      Series 1994, 7.25%, 6/1/14                                                         1,123,573
         570,000      Series 1995A, 7.625%, 6/1/15                                                         574,657
         180,000    Pine River Hlth. Fac. Auth. Rev. Refunding Series 1994 (Evangelical Luth. Good Sam. Proj.),
                      6.00%, 8/1/06                                                                        188,908
         230,000    Puerto Rico Industrial, Tourist, Educ., Med. & Env. Ctrl. Fac. Fin. Auth. Hosp.
                      Rev. 1994 Series A (Ryder Mem. Hosp. Proj.), 5.75%, 5/1/99                           233,328
                    Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
         125,000      Series 1993A, 6.20%, 9/1/05                                                          128,819
         130,000      Series 1993A, 6.30%, 9/1/06                                                          133,363
         200,000      Series 1993B, 6.20%, 9/1/05                                                          206,110
                    Sherburne Co. Nursing Home Fac. Rev. Series 1994 (Guardian Angels Care Ctr. Proj.):
          75,000      7.30%, 6/1/07                                                                         77,516
          80,000      7.35%, 6/1/08                                                                         82,678
          90,000      7.40%, 6/1/09                                                                         93,302
         555,000      7.50%, 6/1/14                                                                        573,459
         140,000      7.75%, 6/1/15                                                                        145,795
         150,000      7.75%, 6/1/16                                                                        156,900
         820,000    Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                            850,315
                                                                                                        10,122,006
    INDUSTRIAL /POLLUTION CONTROL (11.8%)
                    Anoka Industrial Dev. Rev. Series 1994 (Lund Industries, Inc. Proj.):
         500,000      6.40%, 9/1/03 (4)                                                                    512,425
         500,000      6.50%, 9/1/04 (4)                                                                    514,960
         350,000    Apple Valley Industrial Dev. Rev. Series 1992 (Kmart Corp. Proj), 6.50%, 10/1/08       350,252
                    Baxter Industrial  Dev. Rev. Series 1979 (Kmart Corp. Proj.):
          90,000      6.75%, 2/1/98                                                                         91,447
         100,000      6.75%, 2/1/99                                                                        101,578
                    Cloquet Pollution Control Rev. (Potlach Corp. Proj.):
         110,000      Series 1978, 6.50%, 6/1/08                                                           110,242
         635,000      Series 1979, 6.75%, 6/1/09                                                           636,289
         105,000    MN Agricultural & Econ. Dev. Board Small Business Dev. Ln. Prgm. Rev.
                      Series 1995A Lot 1 (New Morning Windows Proj.), 6.40%, 8/1/04 (4)                $   105,131
       1,965,000    Plymouth Rev. Refunding Series 1992 (Carlson Ctr. Proj.) (LOC First Bank, N.A.),
                      7.00%, 4/1/12                                                                      2,058,180
                    Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.):
       1,390,000      7.50%, 10/1/04                                                                     1,470,050
         200,000      8.375%, 10/1/05                                                                      215,958
                                                                                                         6,166,512
    MULTIFAMILY MORTGAGE (30.7%)
                    Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A
                      (Courtyard Res. Proj.):
         220,000         7.00%, 1/1/15                                                                     218,816
         500,000         7.25%, 1/1/26                                                                     496,880
                    Burnsville Multifamily Hsg. Rev. Refunding:
         500,000      Series 1989 (Coventry Ct. Apts. Proj.) (FHA insured), 7.50%, 9/1/17                  532,135
         425,000      Series 1991 (Atrium Proj.) (Trygg-Hansa ins.), 7.20%, 5/1/11                         447,925
         960,000      Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14                                   987,898
         405,000    Chisago City Health Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                      7.30%, 7/1/18                                                                        404,040
                    Eden Prairie Multifamily Hsg. Rev. Refunding :
          60,000      Series 1990A, (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26            64,856
         700,000      Series 1991, (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                      744,282
       1,500,000      Series 1991, (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                    1,573,065
         450,000      Series 1995A, (Olympic Ridge Proj.)(GNMA Collateralized)(FHA insured),
                        6.20%, 1/20/16                                                                     448,403
                    Hopkins Elderly Hsg. Rev. Refunding (St. Therese Southwest Proj.):
       1,600,000      Series 1994A (Asset Gty. insured), 6.25%, 3/1/14                                   1,623,120
         360,000      Series 1994B, 9.00%, 11/1/19                                                         383,098
         500,000    Hutchinson Hsg. Facs. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12        520,145
         565,000    Minneapolis Multifamily Hsg. Rev. Series 1994 (Findley Place Townhomes Proj) (Section 8),
                       7.00%, 12/1/16 (4)                                                                  592,148
                    MN HFA Multifamily Hsg. Dev. Rev.:
          20,000      Series 1977, 6.25%, 2/1/08                                                            20,454
         470,000      Series 1978B, 7.10%, 2/1/21                                                          479,400
         530,000      Series 1979 (Section 8), 7.00%, 2/1/22                                               540,372
          25,000      Series 1988A, 7.70%, 8/1/08                                                           26,892
                    Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.):
         890,000      7.00%, 6/1/04                                                                        926,508
       1,000,000      7.50%, 6/1/14                                                                      1,038,520
         525,000    Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.)
                      8.00%, 12/20/16                                                                      556,448
         500,000    Monticello Senior Hsg. Rev. Series 1995, (Mississippi Shores Proj.), 7.25%, 7/1/16     502,825
         415,000    Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995,
                      6.50%, 6/1/02                                                                        416,282
         325,000    Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.)
                      8.00%, 1/1/12                                                                        341,946
         500,000    St. Paul Hsg. & Redev. Multifamily Refunding Series 1992 (Point of St. Paul Proj.)
                      (FNMA-backed), 6.60%, 10/1/12                                                        517,115
         540,000    St. Paul Port Auth. Commercial Dev. Rev. Refunding Series 1990-1 (Fort Rd.
                      Med./ Irvine Pk. Proj.), (Asset Gty. Insured), 7.50%, 9/1/02                         584,064
       1,075,000    Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                      (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                        $ 1,081,052
                                                                                                        16,068,689
    MUNICIPAL LEASE RENTAL (2.7%)
         585,000    Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.),
                      9.00%, 4/1/10 (4)                                                                    657,803
                    Duluth Econ. Dev. Auth. Lease Rev. Series 1995A:
         105,000      6.30%, 8/1/06                                                                        106,386
         125,000      6.40%, 8/1/07                                                                        126,741
         500,000    Eden Prairie Hsg. & Redev. Auth. Lease Rev. Series 1992B
                      (City Hall Proj.), 6.25%, 2/1/09                                                     522,040
                                                                                                         1,412,970
    SINGLE FAMILY MORTGAGE (25.3%)
       6,275,148    Brooklyn Center/Columbia Heights/Moorhead/Robbinsdale Econ. Dev. Auth. Residual Interest
                      Rev. Series 1992B (FNMA backed) Zero Coupon, 7.15% Effective Yield on Purchase Date,
                      11/1/14                                                                            1,630,535
                    Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
       1,000,000      Series 1994A, (FNMA-backed), 6.70%, 10/1/09 (4)                                    1,049,190
         400,000      Series 1995, (FNMA & GNMA-backed), 6.25%, 10/1/09 (4)                                406,228
         795,000    Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                      Series 1994A (FNMA-backed), 6.50%, 9/1/10 (4)                                        824,169
                    Minneapolis CDA & St. Paul HRA Homeownership Mtg. Family Hsg. Prog. Series 1984:
         160,000      7.50%, 7/1/98                                                                        167,328
         235,000      7.75%, 7/1/06                                                                        245,074
       2,420,000      7.875%, 7/1/17                                                                     2,518,179
          40,000    Minneapolis Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1978,
                      6.75%, 5/1/09                                                                         40,751
                    Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo):
         155,000      7.00%, 1/1/07                                                                        161,138
         500,000      7.10%, 1/1/20                                                                        517,285
          35,000    Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev. Series 1989A (GNMA backed),
                      7.65%, 12/1/00 (4)                                                                    37,085
                    MN HFA Single Family Mtg. Rev.:
         120,000      Series 1988D, 8.25%, 8/1/20 (4)                                                      127,612
          25,000      Series 1989B, 7.05%, 1/1/03                                                           26,889
          75,000      Series 1989B, 7.05%, 7/1/03                                                           80,666
          25,000      Series 1990A, 7.95%, 7/1/22 (4)                                                       26,553
         320,000      Series 1990C, 7.70%, 7/1/14                                                          340,566
          45,000      Series 1991A, 7.05%, 7/1/22 (4)                                                       46,697
         600,000      Series 1991A, 7.45%, 7/1/22 (4)                                                      635,664
       1,810,000      Series 1992B-1, 6.75%, 1/1/26 (4)                                                  1,849,675
         140,000      Series 1992G, 6.10%, 1/1/11                                                          142,451
       3,800,000    Moorhead Single Family Mtg. Rev. Refunding Series 1992B Zero Coupon, 7.00% Effective
                      Yield on Purchase Date, 8/1/11                                                     1,272,050
         700,000    St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA-backed),
                      6.125%, 3/1/17                                                                       715,239
         966,042    St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                      Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                   316,137
          50,000    Vadnais Heights Hsg. Dev. Rev. Series 1979A, 7.50%, 8/1/09                              50,594
                                                                                                        13,227,755

    OTHER REVENUE BONDS (7.5%)
                    Minneapolis Cmty. Dev. Agy. Common Bond Fund:
         230,000      Series 1993-5, 6.125%, 12/1/06 (4)                                             $     235,256
         640,000      Series 1995-1, 6.625%, 12/1/09 (4)                                                   639,910
       3,000,000    St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (Civic Center Proj.),
                      7.10%, 11/1/23                                                                     3,061,560
                                                                                                         3,936,726

 Total municipal bonds (cost:  $51,570,892)                                                             52,512,026

 SHORT-TERM SECURITIES (4.7%)
       1,141,300    Minnesota Municipal Cash Management Fund, 3.92%                                      1,141,300
       1,300,000    Minneapolis MN G.O. Series 1995 (Arena Acquisition Proj.), Variable Rate Weekly
                      Put Bonds, (LOC Bayerische Vereinsbank, AG), 4.30%, 10/5/95                        1,300,000

 Total short-term securities (cost:  $2,441,300)                                                         2,441,300


 Total investments in securities (cost:  $54,012,192) (6)                                              $54,953,326




SIT TAX-FREE INCOME FUND REVIEW
SEPTEMBER 30, 1995

PHOTO         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
              DEBRA A. SIT, CFA, PORTFOLIO MANAGER

     The SIT Tax-Free Income Fund provided shareholders a total return of +4.64% for the six month period ended September 30, 1995 which compares to a return of +5.13% for the Lehman 5-Year Municipal Bond Index. The Fund's net asset value per share rose $0.17 cents from $9.70 to $9.87 during the period while its 30-day SEC yield remained relatively stable at around 5.7%. Third quarter distributions totaled 13.83 cents per share which compares to 13.66 cents during the prior quarter.

     Fund assets increased from $255.2 million as of March 31, 1995 to $262.2 million as of September 30, 1995. Portfolio cash was reduced from 12.3% of Fund net assets to 4.4% as net purchases were made. The most significant shifts in industry sector weightings included increases in transportation bonds from 0.0% to 4.5%, in multifamily housing bonds from 21.2% to 23.8%, and in health care holdings from 22.7% to 24.1%. All other industry weightings remained relatively unchanged. The increase in the transportation sector reflected the purchase of a Baa-rated Colorado toll road issue, which contributed to the Fund's increased weighting in securities rated below "A" from 34.2% to 40.0%.

     We expect longer term interest rate levels to remain within a narrow range through the rest of the year, although economic conditions allow room for further Federal Reserve interest rate reductions. We consider longer maturity municipal bonds to continue to offer attractive value relative to taxable bonds despite concerns about tax reform and intend to remain fully invested. Our investment approach emphasizes finding long term opportunities of value, and we remain focused on the Fund s dual objectives of high income and principal stability.

                        INVESTMENT OBJECTIVE AND STRATEGY

The objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase.


                                PORTFOLIO SUMMARY
              Net Asset Value 9/30/95: $9.87 Per Share
                              3/31/95: $9.70 Per Share
                     Total Net Assets: $262.23 Million
                     30-Day SEC Yield:    5.71%
           12 Month Distribution Rate:    5.75%
                 Tax Equivalent Yield:    9.45% (1)
                     Average Maturity:   14.69 Years
      Duration to Estimated Avg. Life:    6.16 Years (2)

(1)  For individuals in the 39.6% federal tax bracket.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Duration is based on the Adviser's assumptions regarding future changes in interest rates and the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
(BAR GRAPH)   Hospital/Health Care Revenue             24.1
              Multifamily Mortgage Revenue             23.8
              Single Family Mortgage Revenue           18.3
              Industrial Revenue/Pollution Control     12.0
              Transportation                            4.5
              Other Revenue                             4.2
              Municipal Lease Rental                    3.8
              Public Facilities                         1.6
              Education/Student Loan                    1.1
              Utilities                                 0.8
              General Obligation                        0.8
              Escrowed to Maturity/Pre-Refund           0.6
              Other Assets & Liabilities                4.4


                      AVERAGE ANNUAL TOTAL RETURNS*                          CUMULATIVE TOTAL RETURNS*
                               Lipper            Lehman                                Lipper               Lehman
            Tax-Free        General Muni.     5-Year Muni.          Tax-Free        General Muni.         5-Year Muni.
           Income Fund      Bond Fund Avg.      Bond Index         Income Fund      Bond Fund Avg.        Bond Index
3 Months      2.24%            2.35%               2.39%               2.24%            2.35%                2.39%
   (unannualized)
1 Year        9.01             9.84                8.90                9.01             9.84                 8.90
3 Years       6.84             6.20                6.00               21.95            19.77                19.10
5 Years       7.51             8.39                7.81               43.62            49.63                45.65
Inception     7.64             7.98                7.56               67.52            71.15                66.64
  (9/29/88)


     * As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman 5-Year Municipal Bond Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                                GROWTH OF $10,000
(LINE GRAPH)
     SIT TAX-FREE INCOME FUND
     LEHMAN 5-YEAR MUNI. BOND INDEX

The sum of $10,000 invested at inception (9/29/88) and held until 9/30/95 would have grown to $16,752 in the Fund or $16,664 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS
                             (% of total net assets)
(PIE CHART)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.
              AAA                                   8.5%
              AA                                   10.2%
              A                                    36.9%
              BBB                                  40.0%
              Other Assets & Liabilities            4.4%

              Total number of holdings:             217



SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1995 (UNAUDITED)

      Quantity      Name of Issuer                                                                     Market Value(1)
 MUNICIPAL BONDS (95.6%)(2)
    ALASKA (0.8%)
                    AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A:
         350,000      5.60%, 4/1/03                                                                   $    356,647
       1,510,000      5.95%, 4/1/06                                                                      1,633,518
                                                                                                         1,990,165
    ARIZONA (1.8%)
                    AZ Hlth. Fac. Auth. Hosp. System Refunding Rev. Series 1991 (Phoenix Mem. Hosp.):
       1,105,000      8.00%, 6/1/06                                                                      1,167,543
       1,500,000      8.30%, 6/1/12                                                                      1,592,115
         770,000      8.20%, 6/1/21                                                                        820,335
       1,070,000    Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20      1,088,404
                                                                                                         4,668,397
    ARKANSAS (2.4%)
                    Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding:
         231,473      Series 1993B, 7.75%, 8/1/11                                                          251,239
         457,923      Series 1993-A2 (FNMA backed), 7.90%, 8/1/11                                          505,071
         341,777    Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%,
                      1/1/11                                                                               374,594
         393,558    Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11  427,199
       2,100,000    Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09     2,270,772
       2,290,000    Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%,
                      3/1/11                                                                             2,460,193
                                                                                                         6,289,068
    CALIFORNIA (5.7%)
       2,070,000    Escondido Joint Powers Fin. Auth. Lease Rev. Refunding  1995 (Center For The Arts)(AMBAC
                      insured) Zero Coupon, 6.02% Effective Yield on Purchase Date, 9/1/08                 965,738
       5,000,000    Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Sr. Lien  Zero
                      Coupon Convertible Bond, 7.10% Effective Yield on Purchase Date, 1/1/11            2,791,550
       2,000,000    Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12       2,185,520
                    La Canada Unified School Dist., General Obligation (FGIC insured) Zero Coupon:
       1,600,000      6.40% Effective Yield on Purchase Date, 8/1/12                                       576,944
       1,680,000      6.45% Effective Yield on Purchase Date, 8/1/13                                       565,270
         575,000    Los Angeles Home Mtg. Rev. 1983 Zero Coupon, 10.84% Effective Yield on Purchase
                      Date, 6/1/16                                                                          67,315
                    Los Angeles Co. Certificates of Participation 1993 (Disney Parking Proj.) Zero Coupon:
         900,000      6.50% Effective Yield on Purchase Date, 3/1/06                                       441,576
       1,000,000      6.49% Effective Yield on Purchase Date, 3/1/07                                       455,710
       4,865,000      6.75% Effective Yield on Purchase Date, 9/1/08                                     1,999,661
                    Martinez Unified School Dist. General Obligation Series 1995 (AMBAC insured)  Zero Coupon:
       1,475,000      6.35% Effective Yield on Purchase Date, 8/1/11                                       573,760
       1,295,000      6.45% Effective Yield on Purchase Date, 8/1/12                                       465,319
       1,000,000    Paramount Unified School Dist. Convertible Capital Appreciation Certificates of Participation
                      (Land Acquisition Program) 1994 Series B (FSA insured) Zero Coupon, 6.85% Effective Yield
                      on Purchase Date, 9/1/14                                                             684,840
       1,530,000    Sacramento Public Television Fac. Rev. 1989 Series A (KVIE inc.) LOC First
                      Interstate Bank, 7.50%, 7/1/20                                                     1,629,098
         810,000    Santa Clara Co. HA Multifamily Mtg. Rev. Series 1983 (FHA insured) (Meadows Proj.) Zero
                      Coupon, 9.78% Effective Yield on Purchase Date, 3/1/99                               596,946
         990,000    Upland Hsg. Auth. Multifamily Rev. 1990 Issue A, 7.85%, 7/1/20                       1,029,838
                                                                                                        15,029,085
    COLORADO (4.8%)
                    Arapahoe Co. Cap. Improvement Tr. Fund Highway Rev. (E-470 Project) Senior Capital
                      Appreciation Zero Coupon:
       2,000,000         7.08% Effective Yield on Purchase Date, 8/31/04                               $ 1,112,040
       2,500,000         7.13% Effective Yield on Purchase Date, 8/31/05                                 1,294,050
      17,000,000         7.40% Effective Yield on Purchase Date, 8/31/09                                 6,490,770
         435,000    LaPlata Co. Southwestern CO Single Family Mtg. Participation Rev. Refunding 1991 Series A,
                      7.375%, 9/1/11                                                                       459,473
         485,000    Pueblo Co. Single Family Mtg. Rev. Series 1978, 7.30%, 12/1/09                         488,778
         670,000    Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                725,108
         605,000    Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                     656,389
       1,195,000    Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                      7.45%, 12/1/10                                                                     1,245,094
                                                                                                        12,471,702
    CONNECTICUT (1.0%)
       1,000,000    CT Hlth. & Educ. Fac. Auth. Rev. Series 1990C (St. Mary's Hosp.) 7.375%, 7/1/20      1,015,460
       1,645,000    CT HFA Hsg. Mtg. Fin. Prgm. Series 1985A, 7.625%, 11/15/17                           1,716,771
                                                                                                         2,732,231
    DELAWARE (0.4%)
      16,825,000    DE EDA Multifamily Rev. 1985 (GNMA collateralized) (Valley Stream Apts. Proj.)
                      Zero Coupon, 8.10% Effective Yield on Purchase Date, 12/20/27                      1,079,324
    DISTRICT OF COLUMBIA (0.6%)
       1,500,000    District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                      insured) (Chastleton Dev.), 6.95%, 7/1/27                                          1,559,520
    FLORIDA (3.2%)
         395,000    Brevard Co. HFA Single Family Mtg. Rev. Refunding Series 1993 Zero Coupon, 7.38%
                      Effective Yield on Purchase Date, 5/20/12                                            118,338
       5,910,000    Broward Co. Resource Recovery Rev. Series 1984  (SES Broward Co. LP South Proj.),
                      7.95%, 12/1/08                                                                     6,612,226
         715,000    Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. Refunding Series 1992 (Natl. Benevolent
                      Assn. - Cypress Village Proj.), 7.10%, 12/1/06                                       762,497
       1,000,000    Miami Beach First Mortgage Elderly Hsg. Rev. Refunding Series 1995 (Rebecca
                      Towers North) (Section 8), 6.625%, 1/15/09                                         1,012,510
                                                                                                         8,505,571
    GEORGIA (0.3%)
         800,000    Cobb Co. Hsg. Auth. Multifamily Rev. Refunding Series 1992A  (Signature Place Project),
                      6.875%, 10/1/17                                                                      814,208
    ILLINOIS (14.5%)
       2,835,000    Chicago Metropolitan Hsg. Development Corp. Mtg. Rev. Refunding Series 1992A
                      (FHA insured) (Section 8), 6.70%, 7/1/12                                           2,898,561
       6,100,000    Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                      Yield on Purchase Date, 10/1/09                                                    2,374,852
       2,000,000    Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding
                      (Drury Inn-Collinsville Proj.) Series 1993, 6.00%, 11/1/04                         2,017,260
                    Edwardsville Elderly Hsg. Corp. 1978 (Section 8):
          50,000      7.75%, 6/1/97                                                                         50,168
          60,000      7.75%, 6/1/99                                                                         60,202
          65,000      7.75%, 6/1/00                                                                         65,219
          75,000      7.75%, 6/1/02                                                                         75,253
          85,000      7.75%, 6/1/04                                                                   $     85,286
          95,000      7.75%, 6/1/05                                                                         95,320
         110,000      7.75%, 6/1/07                                                                        110,370
       1,000,000    IL DFA Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Schaumberg Proj.) (NWNL),
                      7.125%, 9/15/12                                                                    1,051,390
       1,440,000    IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                      (Section 8), 6.65%, 10/1/09                                                        1,454,630
                    IL Educ. Fac. Auth. Rev. Series 1992 (Chicago Osteopathic Hlth. Sys.):
         595,000      7.00%, 5/15/99                                                                       632,360
         125,000      7.125%, 5/15/00                                                                      130,853
         610,000      7.125%, 5/15/01                                                                      634,931
       3,000,000    IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20      3,079,230
                    IL HDA Multifamily Hsg. Rev.:
                      Refunding 1992 Series A (Section 8):
       2,150,000         6.65%, 7/1/04                                                                   2,296,630
       1,495,000         7.00%, 7/1/10                                                                   1,578,810
                      Refunding 1991 Series C (Section 8):
         260,000         7.35%, 7/1/11                                                                     278,431
         100,000         7.40%, 7/1/23                                                                     104,533
       1,235,000    IL HDA Res. Mtg. 1987 Series A, 7.00%, 8/1/17                                        1,272,482
                    IL Hlth. Fac. Auth. Rev.:
                      Refunding Series 1993 (Lutheran Social Svcs. IL):
         610,000         5.70%, 8/15/00                                                                    604,589
         475,000         5.80%, 8/15/01                                                                    469,390
         525,000         6.00%, 8/15/03                                                                    516,243
         545,000         6.10%, 8/15/04                                                                    534,901
       5,100,000      Refunding Series 1992 (Galesburg Cottage Hosp.) (Asset Guaranty insured), 6.25%,
                         5/1/11                                                                          5,218,524
       1,000,000      Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11       959,190
       1,000,000      Refunding Series 1994 (Friendship Village Schamburg), 6.25%, 12/1/04               1,031,470
                      Refunding Series 1994 (St. Elizabeth's Hosp. of Chicago, Inc.):
       2,160,000         7.25%, 7/1/05                                                                   2,273,789
       1,000,000         7.625%, 7/1/10                                                                  1,041,150
       1,000,000      Refunding Series 1989A (Masonic Med. Ctr.), 7.60%, 10/1/07                         1,072,741
       1,040,000    Rochelle Water & Sewer Rev. Refunding Series 1992, 7.15%, 5/1/14                     1,107,070
         545,000    Rock Island Res. Mtg. Rev. Refunding Series 1992, 7.70%, 9/1/08                        583,755
       1,140,000    Springfield Community Improvement Rev. 1985 (Garden Court Proj. - FHA insured)
                      (Section 8) (MBIA insured), 10.50%, 4/1/26                                         1,313,633
       2,065,000    Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective Yield on
                      Purchase Date, 3/1/07                                                                890,593
                                                                                                        37,963,809
    INDIANA (7.1%)
       1,800,000    Elkhart Co. Hosp. Auth. Rev. Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05         1,903,554
       1,095,000    IN Bond Bank Special Prgm. Series 1993B (Gary Sanitary Dist.), 6.15%, 2/1/08         1,120,634
                    IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
         515,000      6.45%, 10/1/04                                                                       538,587
         250,000      6.50%, 10/1/05                                                                       260,805
         305,000      6.60%, 10/1/06                                                                       320,290
         350,000      6.75%, 10/1/08                                                                       368,799
         370,000      6.80%, 10/1/09                                                                       388,519
       1,000,000      6.85%, 10/1/18                                                                     1,019,470
                    IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                      Series 1991 (Jackson Co. Schneck Mem. Hosp. Proj.):
         300,000         7.25%, 2/15/00                                                                $   317,052
         325,000         7.30%, 2/15/01                                                                    346,288
       1,200,000         7.50%, 2/15/05                                                                  1,307,232
                      Series 1992 (Fayette Mem. Hosp. Proj.):
         250,000         7.00%, 10/1/02                                                                    256,095
         295,000         7.10%, 10/1/03                                                                    310,603
         315,000         7.20%, 10/1/04                                                                    333,365
         340,000         7.25%, 10/1/05                                                                    358,357
         365,000         7.25%, 10/1/06                                                                    382,929
         390,000         7.30%, 10/1/07                                                                    408,580
         420,000         7.30%, 10/1/08                                                                    437,980
                      Series 1992 (Floyd Mem. Hosp. Proj.):
         460,000         6.75%, 2/15/06                                                                    486,284
         595,000         6.80%, 2/15/07                                                                    627,124
       2,000,000      Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                    2,064,320
         260,000    IN HFA Single Family Mtg. Rev. 1985 Series A, 10.20%, 1/1/16                           272,009
         830,000    IN HFA  Home Mtg. Prog. 1990 Series F1 (GNMA collateralized), 7.50%, 1/1/16            891,237
       2,750,000    Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                      Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                     2,821,143
         970,000    Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Project)
                      (Section 8), 6.90%, 10/1/10                                                        1,008,179
                                                                                                        18,549,435
    IOWA (1.4%)
       1,500,000    IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                      Assn. Proj.), 7.40%, 3/1/17                                                        1,606,890
                    Polk Co. Hlth. Svcs. Residential Care Fac. Rev. Series 1991:
         460,000      7.25%, 2/1/06                                                                        492,154
       1,500,000      7.50%, 2/1/16                                                                      1,623,885
                                                                                                         3,722,929
    KANSAS (0.8%)
         440,000    Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                  464,658
       6,660,000    Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                      Purchase Date, 11/1/14                                                               792,207
       2,170,000    Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon,
                       7.56% Effective Yield on Purchase Date, 2/1/23                                      295,294
         590,000    Sedgwick Co. Mtg. Loan Rev. Series 1987C (GNMA collateralized), 8.625%, 11/1/18        637,879
                                                                                                         2,190,038
    KENTUCKY (0.6%)
       1,500,000    Jefferson Co. First Mtg. Rev. Series 1994 (Christian Church Homes Proj.),
                      6.00%, 11/15/09                                                                    1,485,780

    LOUISIANA (5.4%)
       2,062,466    Bossier Public Trust Fin. Auth. Single Family Mtg. Rev. Refunding Series 1992,
                      8.50%, 11/1/11                                                                     2,254,626
         730,000    Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05  734,176
         590,000    Calcasieu Parish Public Trust Auth. Mtg. Rev. Refunding 1992 Series B, 6.875%, 11/1/12 618,143
       5,650,000    Denham Springs/Livingston Hsg. & Mtg. Fin. Auth. Residual Rev. Series 1992C Zero Coupon,
                      7.65% Effective Yield on Purchase Date, 7/10/14                                    1,397,584
       4,000,000    Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                      Effective Yield on Purchase Date, 7/10/14                                            984,760
       1,955,000    LA HFA Residual Lien Refunding Mtg. Rev. Series 1992 Zero Coupon, 7.27% Effective Yield
                      on Purchase Date, 9/1/13                                                         $ 2,095,232
         454,962    LA PFA Single Family Mtg. Purchase Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition),
                      7.50%, 10/1/15                                                                       494,598
                    LA PFA Rev. Multifamily Hsg. Series 1991 (Volunteers of America Natl. Hsg. Corp.) (Asset
                      Guaranty insured):
       1,290,000         7.25%, 11/1/04                                                                  1,407,080
       3,000,000         7.75%, 11/1/16                                                                  3,243,780
       1,000,000    Monroe - McKeen Plaza Hsg. Dev. Corp. Multifamily Hsg. Rev. Refunding Series
                      1994A (Murray Plaza Apts. - Section 8), 6.80%, 2/1/12                              1,032,770
                                                                                                        14,262,749
    MAINE (0.2%)
         385,000    ME HA Mtg. Purchase 1987 Series A-2, 7.65%, 11/15/15                                   404,104
    MASSACHUSETTS (3.8%)
                    MA Hlth. & Educ. Fac. Auth. Rev.:
         655,000      Series 1982 (Malden Hosp.) (FHA insured), 9.50%, 8/1/08                              657,941
       4,915,000      Series 1990B (Goddard Mem. Hosp.), 9.00%, 7/1/15                                   5,469,559
       1,000,000      Series 1994B (Holyoke Hosp.), 6.25%, 7/1/04                                        1,005,890
       2,000,000      Series 1994B (Holyoke Hosp.), 6.25%, 7/1/15                                        1,918,280
         905,000    Methuen HA Multifamily Rev. 1985 (FNMA backed) (Appleton Estates), 8.00%, 12/1/07      926,394
                                                                                                         9,978,064
    MICHIGAN (7.2%)
       1,305,000    Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992 (E.H. Associates
                      Ltd. Partnership Proj.), 7.00%, 6/1/12                                             1,435,487
       2,500,000    MI HDA Rental Hsg. Rev. Series 1992A (AMBAC insured), 6.40%, 4/1/05                  2,625,500
       1,000,000    MI Hosp. Fin. Auth. Rev. Refunding Series 1994A (Pontiac Osteopathic Hosp.), 5.20%,
                      2/1/00                                                                               976,430
                    Pontiac Hosp. Fin. Auth. Hosp. Rev. Series 1993 (NOMC Obligated Group):
         600,000      5.20%, 8/1/97                                                                        596,328
         840,000      5.40%, 8/1/98                                                                        832,978
         200,000      5.60%, 8/1/99                                                                        197,880
       2,000,000      6.00%, 8/1/07                                                                      1,888,120
       1,300,000    Romulus Econ. Dev. Corp. Ltd. Obligation Rev. Refunding Series 1992 (Romulus HIR Ltd.
                      Partnership Proj.) (ITT Lyndon), 7.00%, 11/1/15                                    1,390,389
       4,000,000    Saginaw Hosp. Fin. Auth. Rev. Refunding Series 1989 (Saginaw Gen. Hosp.), 7.625%,
                      10/1/                                                                              4,225,560
       1,695,000    Tri City Village Hsg. Corp. Mtg. Refunding Multifamily Tri City Apts. Series 1992A (Section 8)
                      (FNMA backed), 7.75%, 8/15/23                                                      1,846,753
       2,750,000    Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                      (Lincoln Natl. Corp.), 6.75%, 10/1/12                                              2,853,152
                                                                                                        18,868,577
    MINNESOTA (0.6%)
       4,560,480    Moorhead Single Family Mtg. Rev. Refunding Series 1992B (FNMA backed), Zero Coupon,
                      7.00% Effective Yield on Purchase Date, 8/1/11                                     1,526,621
    MISSISSIPPI (0.7%)
       5,750,000    MS Home Corp. Residual Rev. Series 1992-II Zero Coupon, 7.38% Effective Yield on Purchase
                      Date, 4/15/12                                                                      1,728,048
    MISSOURI (0.2%)
                    MO HDC Single Family Mtg. Rev.:
         315,000      Series 1985, 9.25%, 4/1/05                                                           332,712
           9,000      Series 1984 (FHA insured), 10.00%, 8/1/98                                              9,170
         150,000    MO Hlth. & Educ. Fac. Auth. Hlth. Fac. Rev. Series 1993 (Jefferson Mem. Hosp. Assn. Proj.),
                      5.125%, 8/15/02                                                                  $   145,634
          85,000    St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 9.75%, 4/1/10         85,429
                                                                                                           572,945
    MONTANA (0.2%)
         515,000    Lewis & Clark Co. Pollution Control Rev. Series 1976 (Asarco, Inc. Proj.), 6.75%,
                      12/1/06                                                                              513,337
    NEVADA (1.1%)
       3,000,000    Reno-Sparks Indian Colony Public Fac. Fin. Auth. Sales & Excise Tax Rev.
                      Series 1995A, 7.50%, 7/1/07                                                        2,994,840
    NEW HAMPSHIRE (0.4%)
         540,000    NH Higher Educ. & Hlth. Fac. Auth. Series 1991 (St. Joseph's Hosp.), 7.25%, 1/1/02     588,184
       3,505,000    NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                      Purchase Date, 1/1/14                                                                430,729
                                                                                                         1,018,913
    NEW JERSEY (0.4%)
         900,000    NJ Hsg. & Mtg. Fin. Agy. Rev. Refunding 1992 Series One (Section 8), 6.45%, 11/1/07    943,398
    NEW MEXICO (0.4%)
         894,000    Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                     974,004
    NEW YORK (0.7%)
       1,815,000    Niagara Co. Dev. Agency Industrial Dev. Rev. Refunding Series 1993 (Rainbow Square LTD
                      Proj.), 5.80%, 2/1/02                                                              1,833,005
    NORTH CAROLINA (0.2%)
       9,860,000    NC HFA Multifamily Hsg. Rev. (FHA insured) 1985 Series C Zero Coupon,
                      9.97% Effective Yield on Purchase Date, 7/1/27                                       404,654
    NORTH DAKOTA (1.3%)
       1,865,000    Oliver Co. Pollution Control Rev. Series 1976 (Sq. Butte Elec. Coop. Proj.), 7.00%,
                      12/31/10                                                                           1,873,206
       1,600,000    Ward Co. Hlth. Care Fac. Rev. Series 1994 (St. Joseph Hosp. Proj.), 8.00%, 11/15/04  1,670,208
                                                                                                         3,543,414
    OHIO (2.0%)
       1,060,000    Cleveland Certificate of Participation Motor Vehicle Motorized Equipment Series 1992,
                      6.50%, 1/1/98                                                                      1,095,001
       2,655,000    Cleveland Parking Fac. Imprv. Rev. Series 1992, 7.60%, 9/15/03                       2,780,449
       1,275,000    Franklin Co. Hosp. Fac. Rev. Refunding & Imprv. Series 1993 (Doctors Hosp.), 5.90%,
                      12/1/06                                                                            1,272,807
                                                                                                         5,148,257
    OKLAHOMA (2.9%)
       1,770,000    Cleveland Co. Home Loan Auth. Single Family Mtg. Rev. Refunding Series 1991, 8.00%,
                      8/1/12                                                                             1,918,698
                    Midwest City Mem. Hosp. Auth. Hosp. Rev. Series 1992:
         115,000      7.25%, 4/1/06                                                                        121,876
         365,000      8.75%, 4/1/03                                                                        428,342
         150,000      10.00%, 4/1/96                                                                       155,179
         325,000      10.00%, 4/1/01                                                                       393,315
         345,000      10.00%, 4/1/02                                                                       426,175
       2,000,000    Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                      Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                               628,880
         340,000    Muskogee Co. Industrial Pollution Rev. Series 1987A (Oklahoma G&E Proj.), 7.00%, 3/1/17355,538
         680,000    Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11    728,586
       2,540,000    Tulsa Public Facilities Auth. Recreational Facs. Rev. Series 1985, 6.20%, 11/1/12    2,564,435
                                                                                                         7,721,024
    PENNSYLVANIA (5.5%)
       1,250,000    Beaver Co. Industrial Dev. Auth. Pollution Control Rev. Series 1976 (Cleveland Elec.
                      Illuminating Corp.) (AMBAC insured),  6.70%, 11/1/06                               1,252,887
       2,860,000    McKean Co. Hosp. Auth. Hosp. Rev. Refunding Series 1994 (Bradford Hosp. Proj.),
                      5.95%, 10/1/08                                                                  $  2,804,230
       6,000,000    Montgomery Co. Industrial Dev. Auth. Resource Recovery Rev. Series 1989 (LOC Banque
                      Paribas), 7.50%, 1/1/12                                                            6,456,600
       2,240,000    Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.),
                      6.375%, 7/1/12                                                                     2,227,165
                    Sharon Regional Hlth. Sys. Auth. Hosp. Rev. Refunding (Sharon Regional Hlth. Sys. Proj.)
                      Series 1993A:
         705,000         6.40%, 12/1/00                                                                    721,229
         255,000         6.50%, 12/1/01                                                                    263,323
         800,000         6.60%, 12/1/02                                                                    829,432
                                                                                                        14,554,866
    SOUTH CAROLINA (0.6%)
       1,500,000    Myrtle Beach PFC Certificates of Participation Series 1992 (Myrtle Beach
                      Convention Ctr. Proj.), 6.75%, 7/1/02                                              1,582,800
    SOUTH DAKOTA (0.8%)
       2,000,000    SD HDA Multifamily Hsg. Rev. 1992 Series B (Section 8), 7.00%, 4/1/12                2,112,600
    TENNESSEE (0.9%)
                    Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev. (Eastwood Park Apts. Proj.):
       1,000,000      Series 1995 A2, 6.40%, 9/1/25                                                        981,640
         425,000      Series 1995C Subordinate, 7.50%, 9/1/25                                              423,950
         830,000    TN HDA Homeownership Program Series 1991 Issue U, 7.35%, 7/1/11                        885,925
                                                                                                         2,291,515
    TEXAS (11.1%)
       2,705,000    Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11            2,990,486
                    Beaumont Hsg. Auth. Multifamily Mtg. Rev. Series 1993A (Section 8):
       1,365,000      6.65%, 11/1/07                                                                     1,415,846
         650,000      6.75%, 11/1/10                                                                       665,736
       1,765,000    Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield on Purchase
                      Date, 3/1/15                                                                         519,457
         510,000    Brazos Co. HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon, 10.55% Effective
                      Yield on Purchase Date, 9/1/11                                                        95,350
                    Dallas Housing Corp. Capital Program Revenue Bonds:
       1,715,000      Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                   1,730,984
       1,700,000      Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                         1,718,258
       1,000,000    Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                      1,078,470
         770,000    Denton Co. Hlth. Fac. Dev. Corp. Series 1995 (Lutheran Soc. Services of the South),
                      7.25%, 8/15/11                                                                       782,050
         650,000    Ft. Worth HFC Home Mtg. Rev. Refunding 1991, 8.50%, 10/1/11                            712,718
       2,000,000    Harris Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1992 (Mem. Hosp. Sys. Proj.),
                      7.10%, 6/1/04                                                                      2,192,560
       1,745,000    Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                      Quail Creek), 7.75%, 1/1/22                                                        1,773,286
       4,990,000    Midland Co. Hosp. Dist. Hosp. Rev. Series 1992 Zero Coupon 7.61% Effective Yield on
                      Purchase Date, 6/1/07                                                              2,463,314
                    Midland HFC Single Family Mtg. Rev. Refunding:
         683,731      Series 1992 B-2, 8.15%, 12/1/11                                                      754,333
         910,188      Series 1992 A-2, 8.45%, 12/1/11                                                    1,006,158
       1,381,591      Series 1992, 9.00%, 9/1/01                                                         1,509,360
       2,000,000    Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11 2,204,461
         650,000    San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%,
                      11/1/10                                                                              621,648
                    Southeast TX HFC Residual Revenue:
       1,555,000      Series 1995A Zero Coupon, 6.50% Effective Yield on Purchase Date, 11/1/14    $       459,704
       3,000,000      Series 1992A Zero Coupon, 7.63% Effective Yield on Purchase Date, 9/1/17             591,600
         950,000    TX HA Single Family Mtg. Refunding Series 1991A, 7.00%, 3/1/05                       1,005,452
       6,375,000    TX Dept. Hsg. & Community Affairs Single Family Rev. Refunding Junior Lien Series 1994A
                      Zero Coupon 6.93% Effective Yield on Purchase Date, 3/1/15                         1,667,381
                    Washington Co. Hlth. Fac. Dev. Corp. Rev. Series 1994 (Lutheran Soc. Services of the South):
         275,000      6.55%, 8/15/01                                                                       281,415
         290,000      6.70%, 8/15/02                                                                       298,477
         310,000      6.80%, 8/15/03                                                                       320,056
         835,000    West Central TX HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon, 10.56%
                      Effective Yield on Purchase Date, 9/1/11                                             152,496
                                                                                                        29,011,056
    UTAH (0.2%)
          35,000    UT HFA Res. Mtg. Series 1984A Zero Coupon, 10.89% Effective Yield on
                      Purchase Date, 7/1/16                                                                  3,497
         530,000    UT HFA Single Family Mtg. Rev. Senior Series 1988C, 8.25%, 7/1/08                      558,159
                                                                                                           561,656
    WASHINGTON (1.7%)
       1,000,000    WA Hlth. Care Fac. Auth. Rev. Series 1989 (Sisters of Providence), 7.875%, 10/1/10   1,089,860
                    WA HFC Nonprofit Housing Revenue:
       2,500,000      Series 1993 (CRISTA Shores Proj.), 6.20%, 7/1/14                                   2,494,200
       1,000,000      Series 1995A (Judson Park Project), 6.90%, 7/1/16                                  1,032,180
                                                                                                         4,616,240
    WEST VIRGINIA (1.1%)
         140,000    Berkeley, Brooke & Fayette Cos., etc. (21 Municipalities) Single Family Mtg. 1984 Series A,
                      (MBIA insured), 10.125%, 9/1/10                                                      147,456
       5,435,000    Huntington Res. Mtg. Rev. Refunding Series 1991 Zero Coupon Escrowed to Maturity,
                      7.37% Effective Yield on Purchase Date, 9/1/12                                     1,606,151
       2,000,000    Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date,
                      7/10/14                                                                              519,320
       3,000,000    Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date,
                      7/10/14                                                                              747,870
                                                                                                         3,020,797
    WISCONSIN (0.0%)
          70,000    WI HEDA Homeownership Rev. 1985 Series I Zero Coupon, 7.99% Effective Yield on Purchase
                      Date, 12/1/96                                                                         62,683
    WYOMING (0.6%)
       1,435,000    Cheyenne Industrial Dev. First Mtg. Rev. Refunding Series 1992 (Cheyenne Plaza Proj.)
                      (NWNL), 6.90%, 2/1/00                                                              1,482,728

 Total municipal bonds (cost:  $244,669,604)                                                           250,784,157

 SHORT-TERM SECURITIES (3.0%)
       1,000,000    Mendota Heights Multifamily Hsg. Lexington Hts. Apts. 91A Variable Rate Weekly
                      Put Bonds (LOC Sumitomo Bank), 3.85%, 10/3/95                                      1,000,000
       3,445,013    Tax-Exempt Cash Management Fund, 4.11%                                               3,445,013
       3,368,009    Tax-Exempt Cash Management Fund, 3.96%                                               3,368,009

 Total short-term securities (cost:  $7,813,022)                                                         7,813,022

 Total investments in securities (cost:  $252,482,626) (6)                                            $258,597,179






SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
SEPTEMBER 30, 1995

PHOTO         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER

     The SIT U.S. Government Securities Fund provided investors with a +5.30% return for the six months ended September 30, 1995, compared to a +6.30% return for the Lehman Brothers Intermediate Government Index. As of September 30, 1995, the Fund's 30-day SEC yield was 6.98% and the 12-month distribution rate was 6.88%.

     The Fund has continued to focus on securities that provide a high level of income and relative price stability. Yields on intermediate U.S. Treasury securities fell by approximately 1% during the six-month period, resulting in meaningful price appreciation for intermediate and long maturity securities. Our holdings in U.S Treasury securities, over the last six months, were increased from 7.6% to 16.0% of the portfolio. The Fund s effective maturity was lengthened as yields rose in July and August to take advantage of those higher yields. The Fund s long Treasury position continued to appreciate during the last several months as long term bond yields continued to decline to new lows.

     Given our expectation for a relatively stable interest rate environment in the months ahead, we intend to maintain our current emphasis on high coupon mortgage pass-through securities with relatively stable prepayment rates, particularly those backed by mobile home loans. We continue to seek unique securities that offer attractive income returns potential along with stability of principal.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).

                                PORTFOLIO SUMMARY

              Net Asset Value  9/30/95: $10.46 Per Share
                               3/31/95: $10.28 Per Share
                      Total Net Assets: $44.55 Million
                      30-Day SEC Yield:   6.98%
            12 Month Distribution Rate:   6.88%
                      Average Maturity:  16.60 Years
            Modified Adjusted Duration:   3.26 Years (1)

(1) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Duration is based on the Adviser's assumptions regarding future changes in interest rates and the expected average life of individual securities held in the portfolio.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)
(BAR GRAPH)
     GNMA Pass-Through Securities                  62.7
     U.S. Treasury Bonds                           16.0
     Collateralized Mortgage Obligations            7.7
     FNMA Pass-Through Securities                   7.5
     FHLMC Pass-Through Securities                  4.8
     Other Assets & Liabilities                     1.3



                          AVERAGE ANNUAL TOTAL RETURNS*                                CUMULATIVE TOTAL RETURNS*
                 U.S. Gov't.   Lipper U.S. Gov't.    Lehman Inter          U.S. Gov't.      Lipper U.S. Gov't.    Lehman Inter.
               Securities Fund   Fund Average     Gov't. Bond Index      Securities Fund   Fund Average  Gov't.    Bond Index
3 Months            1.98%           1.74%                 1.55%                 1.98%            1.74%                 1.55%
   (unannualized)
1 Year              8.86           12.74                 10.60                  8.86            12.74                 10.60
3 Years             5.95            5.59                  5.46                 18.92            17.71                 17.28
5 Years             8.10            8.58                  8.42                 47.58            50.93                 49.81
Inception           8.57            8.05                  8.47                 98.43            90.74                 97.02
  (6/2/87)


    * As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Intermediate Government Bond Index. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

                                GROWTH OF $10,000
(LINE GRAPH)
    SIT U.S. GOV'T.SECURITIES FUND
    LEHMAN INTER. GOV'T. BOND INDEX

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/95 would have grown to $19,843 in the Fund or $19,702 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.


                         ESTIMATED AVERAGE LIFE PROFILE
(BAR GRAPH)
              Years
              0-1              1.3%
              1-5              78.1%
              5-10             8.7%
              10-20            11.9%

    The Adviser's estimates of the dollar-weighted average life of the portfolio's securities, which may vary from their stated maturities.



SIT U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1995 (UNAUDITED)

      Quantity   Name of Issuer            Market Value(1)

 MORTGAGE PASS-THROUGH SECURITIES (75.0%)(2)
    FEDERAL HOME LOAN MORTGAGE
       CORPORATION (7.5%):
        57,394   8.75%, 12/1/01             $    59,186
       775,725   9.00%, 10/1/16                 803,652
       734,158   9.00%, 6/1/17                  760,786
       135,110   9.50%, 6/1/16                  141,408
       140,895   9.75%, 6/1/17                  149,245
       691,237   10.25%, 6/1/10                 744,083
        11,307   11.00%, 10/1/00                 11,968
       286,216   11.50%, 8/1/14                 316,596
       268,897   11.50%, 10/1/15                295,752
        46,776   12.00%, 6/1/00                  49,614
                                              3,332,290
    FEDERAL NATIONAL MORTGAGE
       ASSOCIATION (4.8%):
       255,610   9.00%, 4/1/10                  266,482
       257,895   9.00%, 9/1/17                  268,923
       737,522   9.50%, 4/1/20                  778,175
       616,815   10.00%, 9/1/20                 672,699
       138,890   11.50%, 12/1/00                148,982
        19,647   12.25%, 10/1/14                 21,674
                                              2,156,935
    GOVERNMENT NATIONAL MORTGAGE
       ASSOCIATION (3) (62.7%):
       459,782   8.50%, 12/15/11                477,866
       329,805   8.75%, 5/15/03                 347,018
       674,794   8.75%, 10/15 - 11/15/06        711,096
       322,819   8.75%, 2/15/07                 336,826
       313,352   8.75%, 11/15/09                327,209
       865,732   8.75%, 6/15 - 12/15/11         904,363
       264,131   9.00%, 10/15/04                279,546
       509,225   9.00%, 4/15/06                 538,883
       360,210   9.00%, 10/15/07                377,277
       159,117   9.00%, 11/15/09                166,833
     1,675,999   9.00%, 6/15 - 9/15/11        1,759,882
       351,383   9.00%, 1/15/12                 368,770
       750,207   9.00%, 9/1/20                  784,904
       176,334   9.25%, 4/15 - 9/15/01          186,532
       580,924   9.25%, 11/15/11                610,441
       379,339   9.25%, 4/15/12                 398,739
        55,666   9.50%, 1/15 - 1/20/05           58,723
       752,879   9.50%, 1/15 - 8/15/10          791,275
       955,718   9.50%, 1/15 - 3/15/11        1,005,143
       303,288   9.75%, 11/15/02                321,541
        93,420   9.75%, 3/15/04                  99,110
       662,484   9.75%, 8/15/05                 703,426
       334,219   9.75%, 2/15/06            $    356,772
     1,832,302   9.75%, 8/15 - 11/15/10       1,954,100
     1,400,936   9.75%, 11/15 - 12/15/12      1,497,033
       325,233   10.00%, 5/14/04                345,233
       300,187   10.00%, 1/15/06                318,592
       279,662   10.00%, 11/15/08               298,324
       160,545   10.00%, 5/15/09                171,324
       332,712   10.00%, 6/15 - 7/15/10         355,296
       195,545   10.00%, 1/15/11                208,782
       848,163   10.00%, 1/20 - 3/20/16         909,826
       529,209   10.00%, 2/20/20                568,413
       130,690   10.25%, 11/15/00               139,120
       135,848   10.25%, 8/15/04                144,918
     3,996,435   10.25%, 1/15 - 8/15/12       4,282,098
     1,056,075   10.25%, 2/15 - 7/15/13       1,131,768
        16,770   10.50%, 9/15/00                 17,761
       165,865   10.50%, 12/15/02               177,533
       117,380   10.50%, 9/15/01                125,540
       227,748   10.50%, 7/15/10                244,504
       410,098   10.50%, 8/15 - 11/15/15        448,343
       212,118   10.50%, 3/15 - 12/15/16        231,938
        24,034   10.75%, 7/15 - 10/15/98         25,779
       290,649   10.75%, 7/15 - 8/15/11         313,529
       741,777   11.00%, 1/15 - 6/15/10         821,068
        18,762   11.00%, 7/15/13                 20,383
           403   11.25%, 1/15/96                    437
        11,059   11.25%, 5/15/98                 11,973
       350,729   11.25%, 8/15 - 12/15/00        380,179
        58,346   11.25%, 1/15/01                 63,153
        36,817   11.25%, 5/15/03                 39,855
       313,471   11.25%, 10/15/11               335,521
        44,439   11.75%, 2/15 - 10/15/98         48,425
       152,501   11.75%, 5/15/00                166,374
       150,324   11.75%, 5/15/04                164,216
        35,960   12.75%, 1/15/00                 39,228
         2,265   14.75%, 4/15/97                  2,471
                                             27,915,212

 Total mortgage pass-through securities
    (cost: $33,485,606)                      33,404,437

 U.S. GOVERNMENT SECURITIES (16.0%)
     5,000,000   United States Treasury Bonds,
                    7.125%, 2/15/23           5,300,300
     1,700,000   United States Treasury Notes,
                    7.75%, 2/15/01            1,831,155
 Total U.S. government Securities             7,131,455
    (cost: $6,754,742)

 COLLATERALIZED MORTGAGE OBLIGATIONS (7.7%)
       389,602   Federal Home Loan Mortgage
                   Corporation,
                      1006-C, 9.15%, 10/15/20   405,705
     1,000,000    Vendee Mortgage Trust:
                      Series 1992-1
                      2-K, 7.75%, 5/15/08     1,043,020
     1,000,000     Series 1992-2D, 7.00%,
                      9/15/15                   991,790
     1,000,000     Series 1993-2C, 6.25%,
                      3/15/10                   975,900

 Total collateralized mortgage obligations
    (cost: $3,286,554)                        3,416,415

 SHORT-TERM SECURITIES (0.6%)
       265,724   Government Cash Management
                    Fund, 6.05%                 265,724
 Total short-term securities
       (cost: $265,724)

 Total investments in securities
    (cost: $43,792,626) (6)                 $44,218,031



SIT MONEY MARKET FUND REVIEW
SEPTEMBER 30, 1995

PHOTO         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
              PAUL J. JUNGQUIST, PORTFOLIO MANAGER

    The SIT Money Market Fund provided investors with a +2.77% return for the six months ended September 30, 1995, compared to a +2.67% average return for the Lipper Analytical Services, Inc. Money Market Fund universe. As of September 30, 1995, the Fund's 7-day compound yield was 5.44% and its average maturity was 42 days, compared to 5.78% and 26 days, respectively, at March 31, 1995.

    Three-month Treasury bill rates decreased in line with the Federal Reserve s 25 basis point reduction in the federal funds rate over the past six months, decreasing from 5.88% at March 31 to 5.42% at September 30. In anticipation of this move by the Fed, we lengthened the portfolio during June to an average maturity near 40 days to take advantage of the higher yields then available. If economic growth and inflation trends continue to be favorable and a budget compromise is reached, it is likely the Fed will lower the federal funds rate again before year-end. We are continuing to take advantage of current yield levels, maintaining the average maturity of the portfolio in a range of 35 to 45 days in anticipation of this further easing by the Fed.

    While economic activity has slowed somewhat, we do not foresee a significant impact on the creditworthiness of top tier commercial paper issuers. The Fund continues to diversify its core holdings and its industry exposure of permissible credits. In the months ahead, we plan to add high quality instruments in the retail, capital goods, technology and consumer non-durable industries.


                        INVESTMENT OBJECTIVE AND STRATEGY

    The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

    An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                PORTFOLIO SUMMARY
              Net Asset Value  9/30/95:  $1.00 Per Share
                               3/31/95:  $1.00 Per Share
                      Total Net Assets: $21.74 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
(BAR CHART)
    Consumer Loan Finance                   21.7
    Diversified Finance                     15.9
    Captive Equipment Finance               14.6
    Utilities                               14.2
    Insurance                                9.3
    Energy                                   9.0
    Captive Auto Finance                     8.9
    Technology/Business Equip. Services      5.0
    Other Assets & Liabilities               1.4



                      AVERAGE ANNUAL TOTAL RETURNS*                            CUMULATIVE TOTAL RETURNS*

              Money       Lipper Money        U.S. Treasury               Money        Lipper Money      U.S. Treasury
           Market Fund     Market Avg.        Bill (3-Month)           Market Fund      Market Avg.      Bill (3-Month)

3 Months      1.35%          1.30%                 1.39%                  1.35%          1.30%               1.39%
   (unannualized)
1 Year        5.44           5.25                  5.82                   5.44           5.25                5.82
Inception     4.45           4.27                  4.92                   8.69           8.33                9.64
  (11/1/93)


    * As of 9/30/95

Performance is historical and assumes reinvestment of all dividends and capital gains. Share price and return will vary so that a gain or loss may be realized when shares are sold. Total return should not be taken as a representation of future performance. Management fees and administrative expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. Treasury Bill. The Lipper averages and indices are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.


                                GROWTH OF $10,000
(LINE GRAPH)
    SIT MONEY MARKET FUND
    3-MONTH U.S.TREASURY BILL INDEX


The sum of $10,000 invested at inception (11/1/93) and held until 9/30/95 would have grown to $10,869 in the Fund or $10,964 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% of total net assets)
(PIE CHART)
                       As rated by Moody's, S&P and Fitch

    First Tier Securities               100%

    First Tier Securities               100%
    Second Tier Securities                0%



SIT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1995 (UNAUDITED)

      Quantity     Name of Issuer         Market Value(1)

 COMMERCIAL PAPER (100.5%)(2)
    CAPITAL GOODS & CONSUMER SERVICES (1.9%)
        407,000  General Electric Co., 5.70%,
                   12/1/95                  $  403,110

    CAPTIVE AUTO FINANCE (8.9%)
                 Ford Motor Credit Corp.:
        270,000    5.75%, 10/16/95              269,362
        280,000    5.75%, 10/27/95              278,853
        405,000    5.70%, 11/30/95              401,193
                 General Motors Acceptance Corp.:
        497,000    5.78%, 11/21/95              492,987
        500,000    5.79%, 11/22/95              495,876
                                              1,938,271
    CAPTIVE EQUIPMENT FINANCE (14.6%)
                 IBM Credit Corp:
        400,000    5.75%, 10/30/95              398,170
        325,000    5.75%, 11/20/95              322,441
        325,000    5.75%, 12/6/95               321,622
                 John Deere Capital Corp.:
        200,000    5.75%, 10/2/95               199,968
        250,000    5.74%, 10/6/95               249,802
        150,000    5.72%, 11/8/95               149,102
        250,000    5.75%, 11/14/95              248,268
        232,000    5.76%, 12/4/95               229,657
                 Pitney Bowes Credit Corp.:
        312,000    5.73%, 10/24/95              310,876
        188,000    5.75%, 10/24/95              187,319
        550,000    5.70%, 11/3/95               547,167
                                              3,164,392
    CONSUMER LOAN FINANCE (21.7%)
                 American Express Credit Corp.:
        194,000    5.73%, 10/12/95              193,662
        261,000    5.77%, 11/2/95               259,673
        300,000    5.76%, 11/10/95              298,100
        300,000    5.81%, 12/14/95              296,485
                 American General Financial:
        117,000    5.71%, 10/26/95              116,542
        200,000    5.74%, 10/26/95              199,214
        200,000    5.75%, 11/10/95              198,738
        400,000    5.79%, 12/21/95              394,888
        133,000    5.70%, 12/22/95              131,297
                 Beneficial Corp.:
        325,000    5.76%, 10/23/95              323,872
        159,000    5.77%, 11/15/95              157,869
        366,000    5.73%, 11/27/95          $   362,720
        250,000    5.72%, 11/28/95              247,724
                 Household Finance Corp.:
        500,000    5.78%, 11/24/95              495,702
        300,000    5.73%, 12/22/95              296,139
                 Norwest Financial, Inc.:
        175,000    5.73%, 10/31/95              174,176
        566,000    5.77%, 11/16/95              561,885
                                              4,708,686
    DIVERSIFIED FINANCE (15.9%)
                 Associates Corp. N.A.:
        260,000    5.73%, 10/4/95               259,878
        282,000    5.76%, 10/19/95              281,192
        150,000    5.77%, 10/25/95              149,432
        139,000    5.96%, 10/25/95              138,472
        220,000    5.72%, 12/7/95               217,687
                 CIT Group Holdings, Inc.:
        500,000    5.73%, 12/11/95              494,428
        310,000    5.75%, 12/26/95              305,801
                 General Electric Capital Corp.:
        400,000    5.76%, 11/1/95               398,044
        225,000    5.65%, 11/6/95               223,751
                 Heller Financial, Inc.:
        395,000    5.79%, 10/13/95              394,243
        600,000    5.80%, 12/27/95              591,706
                                              3,454,634
    ENERGY (9.0%)
                 Chevron Oil Finance Corp.:
        275,000    5.75%, 10/5/95               274,825
        240,000    5.82%, 10/12/95              239,574
        250,000    5.83%, 10/18/95              249,314
        168,000    5.69%, 11/8/95               166,998
                 Texaco, Inc.:
        780,000    5.76%, 10/3/95               779,751
        250,000    5.74%, 10/6/95               249,802
                                              1,960,264
    INSURANCE (9.3%)
                 American Family Financial:
        250,000    5.78%, 10/17/95              249,361
        225,000    5.78%, 10/18/95              224,389
        502,000    5.78%, 10/31/95              499,595
                 Transamerica Finance Corp.:
        325,000    5.73%, 11/7/95               323,103
        350,000    5.76%, 11/13/95              347,642
        390,000    5.73%, 11/17/95              387,128
                                              2,031,218
    TECHNOLOGY/BUSINESS EQUIPMENT &
       SERVICES (5.0%)
                 IBM Corp.:
        220,000    5.76%, 10/11/95        $     219,650
        360,000    5.75%, 10/20/95              358,923
        300,000    5.74%, 10/23/95              298,962
        215,000    5.75%, 10/27/95              214,120
                                              1,091,655
    UTILITIES    (14.2%)
                 A T & T Corp.:
        500,000    5.71%, 10/24/95              498,205
        500,000    5.70%, 12/5/95               494,917
                 Ameritech Corp.:
        700,000    5.73%, 11/9/95 (5)           695,715
        350,000    5.71%, 1/19/96 (5)           344,011
                 Southwestern Bell Capital Corp.,
        450,000    5.74%, 10/10/95 (5)          449,361
        400,000    5.71%, 12/8/95 (5)           395,746
        218,000    5.80%, 1/29/96 (5)           213,880
                                              3,091,835


 Total investments in securities
    (cost:  $21,844,065) (6)                $21,844,065


                 (This page has been left blank intentionally.)


SIT MUTUAL FUND GROUP
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3) At September 30, 1995, 55.9% of the U.S. Government Securities Fund and 23.0% of the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities from which the income is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 1995, approximately 15.8% of the Minnesota Tax-Free Income Fund was invested in such securities.

(5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

(6) At September 30, 1995, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                               MINNESOTA
                                                                TAX-FREE                   TAX-FREE
                                              BOND               INCOME                     INCOME
                                              FUND                FUND                       FUND
Cost for federal income tax purposes        $5,340,438         $54,012,192               $252,482,626

Unrealized appreciation (depreciation) on investments:
        Gross unrealized appreciation       $  135,932         $ 1,048,953             $  7,064,276
        Gross unrealized depreciation          (37,210)           (107,819)                (949,723)

Net unrealized appreciation (depreciation)  $   98,722         $   941,134             $  6,114,553

                                               U.S.
                                            GOVERNMENT           MONEY
                                            SECURITIES           MARKET
                                               FUND              FUND
Cost for federal income tax purposes        $43,792,626        $21,844,065

Unrealized appreciation (depreciation) on investments:
    Gross unrealized appreciation           $   645,365          None
    Gross unrealized depreciation              (219,960)         None

Net unrealized appreciation (depreciation)  $   425,405          None




                                                        MINNESOTA                         U.S.
                                                        TAX-FREE        TAX-FREE       GOVERNMENT        MONEY
                                            BOND         INCOME          INCOME        SECURITIES       MARKET
                                            FUND          FUND            FUND            FUND           FUND
ASSETS
 Investments in securities, at
   identified cost...................    $5,340,438    $54,012,192    $252,482,626    $43,792,626    $21,844,065

 Investments in securities, at
   market value - see
   accompanying schedules for
   detail............................    $5,439,160    $54,953,326    $258,597,179    $44,218,031    $21,844,065
 Cash in bank on demand
   deposit...........................       ------          ------               1              1            512
 Accrued interest
   receivable........................        41,281        916,578       4,224,579        367,255         ------
 Receivable for investment
   securities sold...................         1,459        ------           14,741         30,396         ------
 Receivable for Fund shares
   sold..............................       ------         107,000          36,259          7,512         10,373

     Total assets....................     5,481,900     55,976,904     262,872,759     44,623,195     21,854,950


 LIABILITIES
 Payable for investment securities
   purchased.........................       ------        3,537,730         ------         ------         ------
 Payable for Fund shares
   redeemed..........................       ------           10,441        112,864          5,412         97,945
 Cash portion of dividends
   payable to shareholders...........         2,643          62,060        354,219         37,071          9,618
 Accrued investment management
   and advisory services fee.........         3,538          34,303        172,516         29,112          9,348
     Total liabilities...............         6,181       3,644,534        639,599         71,595        116,911

 Net assets applicable to
   outstanding capital stock.........    $5,475,719     $52,332,370   $262,233,160    $44,551,600    $21,738,039

 Capital stock
   Par...............................        $0.001          $0.001         $0.001         $0.001         $0.001

   Authorized shares.................10,000,000,000  10,000,000,000 10,000,000,000 10,000,000,000 10,000,000,000
   Outstanding shares................       552,772       5,199,664     26,574,834      4,259,854     21,741,039

 Net asset value per share of
   outstanding capital stock.........         $9.91          $10.06          $9.87         $10.46          $1.00



See accompanying notes to financial statements on pages 42-49.

                                                              MINNESOTA                      U.S.
                                                              TAX-FREE      TAX-FREE      GOVERNMENT       MONEY
                                                BOND           INCOME        INCOME       SECURITIES      MARKET
                                                FUND            FUND          FUND           FUND          FUND
 INVESTMENT INCOME:
   INCOME:
    Interest...............................  $158,465      $1,576,109    $ 8,163,603    $1,571,264     $711,806
        Total income.......................   158,465       1,576,109      8,163,603     1,571,264      711,806

   EXPENSES (NOTE 3):
    Investment management and
        advisory services fee..............    17,631         196,673      1,016,537       203,806       95,038
        Less fees and expenses absorbed
           by investment adviser...........      ----            ----         (2,179)      (40,761)     (35,639)

        Total net expenses.................    17,631         196,673      1,014,358       163,045       59,399

        Net investment income..............   140,834       1,379,436      7,149,245     1,408,219      652,407

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS :
    Net realized gain (loss) (note 2)......    41,560          (1,926)       (39,224)      (18,875)        ----

    Net change in unrealized appreciation..   148,376         484,660      4,336,173       674,189         ----

        Net gain on investments............   189,936         482,734      4,296,949       655,314         ----

 Net increase in net assets resulting from
   operations..............................  $330,770      $1,862,170    $11,446,194    $2,063,533     $652,407


See accompanying notes to financial statements on pages 42-49.





SIT MUTUAL FUND GROUP
STATEMENTS OF CHANGES IN NET ASSETS



                                                                 BOND                    MINNESOTA TAX-FREE             TAX-FREE
                                                                 FUND                        INCOME FUND              INCOME FUND
                                                     SIX MONTHS                   SIX MONTHS                          SIX MONTHS
                                                       ENDED                         ENDED                              ENDED
                                                   SEPTEMBER 30,     YEAR ENDED   SEPTEMBER 30,     YEAR ENDED        SEPTEMBER 30,
                                                       1995           MARCH 31,       1995           MARCH 31,           1995
                                                   (UNAUDITED)          1995       (UNAUDITED)         1995          (UNAUDITED)
OPERATIONS:
  Net investment income                            $   140,834    $    221,136    $  1,379,436    $   1,839,661    $   7,149,245
  Net realized gain (loss) on investments               41,560        (117,419)         (1,926)        (419,772)         (39,224)
  Net change in unrealized appreciation
   (depreciation) of investments                       148,376          47,225         484,660          979,887        4,336,173

   Net increase in net assets resulting from
     operations                                        330,770         150,942       1,862,170        2,399,776       11,446,194
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (140,834)       (221,136)     (1,379,436)      (1,839,661)      (7,149,191)
  Net realized gains on investments                       --              --              --               --               --

   Total distributions                                (140,834)       (221,136)     (1,379,436)      (1,839,661)      (7,149,191)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                          1,733,738         304,160      13,949,859       37,614,894       53,200,573
  Reinvested distributions                             130,072         212,345       1,059,054        1,475,259        5,242,679
  Payments for shares redeemed                        (111,026)       (315,970)     (7,040,770)     (13,873,710)     (55,664,132)

   Increase (decrease) in net assets from
     capital share transactions                      1,752,784         200,535       7,968,143       25,216,443        2,779,120

     Total increase (decrease) in net assets         1,942,720         130,341       8,450,877       25,776,558        7,076,123
NET ASSETS
  Beginning of period                                3,532,999       3,402,658      43,881,493       18,104,935      255,157,037
  End of period                                    $ 5,475,719    $  3,532,999    $ 52,332,370    $  43,881,493    $ 262,233,160
NET ASSETS CONSIST OF:
  Capital (par value and paid-in surplus)          $ 5,473,224    $  3,720,440    $ 51,839,236    $  43,871,093    $ 259,675,732
  Undistributed (distributions in excess of) net
   investment income                                      --              --              --               --               --
  Accumulated net realized loss from
   security transactions                               (96,227)       (137,787)       (448,000)        (446,074)      (3,557,125)
  Unrealized appreciation (depreciation)
   on investments                                       98,722         (49,654)        941,134          456,474        6,114,553

                                                   $ 5,475,719    $  3,532,999    $ 52,332,370    $  43,881,493    $ 262,233,160

CAPITAL TRANSACTIONS IN SHARES:
  Sold                                                 177,943          32,543       1,390,547        3,830,816        5,430,182
  Reinvested distributions                              13,247          22,594         105,538          150,326          534,458
  Redeemed                                             (11,281)        (33,547)       (701,862)      (1,425,007)      (5,684,856)

Net increase (decrease)                                179,909          21,590         794,223        2,556,135          279,784




STATEMENTS OF CHANGES IN NET ASSETS (TABLE CONTINUED)

                                                                         U.S. GOVERNMENT                   MONEY MARKET
                                                                         SECURITIES FUND                       FUND
                                                     TAX-FREE       SIX MONTHS                        SIX MONTHS
                                                    INCOME FUND        ENDED                           ENDED
                                                    YEAR ENDED       SEPTEMBER 30,    YEAR ENDED     SEPTEMBER 30,    YEAR ENDED
                                                     MARCH 31,           1995          MARCH 31,         1995          MARCH 31,
                                                        1995         (UNAUDITED)        1995         (UNAUDITED)        1995
OPERATIONS:
  Net investment income                            $  16,011,411    $  1,408,219    $  2,374,448    $    652,407    $    984,892
  Net realized gain (loss) on investments             (3,519,873)        (18,875)       (631,212)           --              --
  Net change in unrealized appreciation
   (depreciation) of investments                       5,481,190         674,189        (150,786)           --              --

   Net increase in net assets resulting from
     operations                                       17,972,728       2,063,533       1,592,450         652,407         984,892
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (16,000,200)     (1,408,219)     (2,384,177)       (652,407)       (985,117)
  Net realized gains on investments                     (560,435)           --              --              --              --

   Total distributions                               (16,560,635)     (1,408,219)     (2,384,177)       (652,407)       (985,117)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                          129,607,190      16,735,945      16,243,728      47,209,823      77,036,008
  Reinvested distributions                            12,481,182       1,257,501       2,180,030         614,927         935,224
  Payments for shares redeemed                      (213,034,707)    (11,551,089)    (18,861,210)    (55,908,783)    (66,012,623)

   Increase (decrease) in net assets from
     capital share transactions                      (70,946,335)      6,442,357        (437,452)     (8,084,033)     11,958,609

     Total increase (decrease) in net assets         (69,534,242)      7,097,671      (1,229,179)     (8,084,033)     11,958,384
NET ASSETS
  Beginning of period                                324,691,279      37,453,929      38,683,108      29,822,072      17,863,688
  End of period                                    $ 255,157,037    $ 44,551,600    $ 37,453,929    $ 21,738,039    $ 29,822,072
NET ASSETS CONSIST OF:
  Capital (par value and paid-in surplus)          $ 256,896,612    $ 44,776,282    $ 38,333,925    $ 21,738,039    $ 29,822,072
  Undistributed (distributions in excess of) net
   investment income                                         (54)           --              --              --              --
  Accumulated net realized loss from
   security transactions                              (3,517,901)       (650,087)       (631,212)           --              --
  Unrealized appreciation (depreciation)
   on investments                                      1,778,380         425,405        (248,784)           --              --

                                                   $ 255,157,037    $ 44,551,600    $ 37,453,929    $ 21,738,039    $ 29,822,072

CAPITAL TRANSACTIONS IN SHARES:
  Sold                                                13,463,623       1,606,798       1,582,314      47,209,823      77,036,009
  Reinvested distributions                             1,298,812         120,758         211,762         614,927         935,322
  Redeemed                                           (22,177,813)     (1,109,528)     (1,836,057)    (55,908,783)    (66,012,623)

Net increase (decrease)                               (7,415,378)        618,028         (41,981)     (8,084,033)     11,958,708


See accompanying notes to financial statements on pages 42-49.


SIT MUTUAL FUND GROUP
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The SIT Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The SIT Bond Fund, SIT Minnesota Tax-Free Income Fund, and the SIT Tax-Free Income Fund are series funds of SIT Mutual Funds II, Inc. This report covers the bond funds within the SIT Mutual Fund Group.

     Significant accounting policies followed by the Funds are summarized below:

     INVESTMENTS IN SECURITIES

     Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price or approximate market value based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Board of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

     Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium nd discount, is recorded on the accrual basis.

     Delivery and payment for securities which have been purchased by the Minnesota Tax-Free Income, Tax-Free Income, and U.S. Government Securities Funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and each Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

     The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

     FEDERAL TAXES

     The Funds policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

     Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

     For federal income tax purposes the Bond Fund, Minnesota Tax-Free Income Fund, Tax-Free Income Fund, and U.S. Government Securities Fund has a capital loss carryover of $137,787, $446,074, $3,517,901, and $631,212, respectively, at March 31, 1995 which, if not offset by subsequent capital gains, will begin to expire in 2003 and 2004. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

     DISTRIBUTIONS

     Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.


NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

     Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended September 30, 1995, were as follows:

                                             Purchases        Proceeds
     Bond Fund                             $  3,401,032   $   1,594,808
     Minnesota Tax-Free Income Fund          15,761,637       1,489,900
     Tax-Free Income Fund                    40,512,540      17,610,606
     U.S. Government Securities Fund         12,197,108       3,644,487

     For Money Market Fund during the six months ended September 30, 1995, purchases of and proceeds from sales and maturities of investment securities aggregated $103,589,731 and $111,339,990, respectively.


NOTE 3 - EXPENSES

     INVESTMENT ADVISER

     The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund s assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Bond, Minnesota Tax-Free Income, Tax Free Income, U.S. Government Securities, and Money Market Funds expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                           Average
                                            Daily
                                         Net Assets
    Bond Fund                               .80%
    Minnesota Tax-Free Income Fund          .80%
    Tax-Free Income Fund                    .80%

                                            First          Over
                                        $50 Million     $50 Million
    U.S. Government Securities Fund          1.00%         .80%
    Money Market Fund                         .80%         .60%

     For the period April 1, 1994, through December 31, 1996, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund s average daily net assets in excess of $250 million and .60% of the Fund s average daily net assets in excess of $500 million. After December 31, 1996, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     For the period April 1, 1994, through December 31, 1996, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively of the Fund s average daily net assets. After December 31, 1996, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

     TRANSACTIONS WITH AFFILIATES

     The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 1995:

                                                         % Shares
                                            Shares     Outstanding
     Bond Fund                              134,059       24.25
     Minnesota Tax-Free Income Fund         256,104        4.93
     Tax-Free Income Fund                 1,287,707        4.85
     U.S. Government Securities Fund        527,712       12.39
     Money Market Fund                    4,447,399       20.46

NOTE 4 - FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:


SIT BOND FUND
FINANCIAL HIGHLIGHTS                                         Six Months                    Period from
                                                               Ended                        December 1,
                                                            September 30,    Year Ended     1993 (1) to
                                                                1995          March 31,      March 31,
                                                            (Unaudited)         1995           1994
NET ASSET VALUE:
   Beginning of period                                      $       9.48     $       9.69     $   10.00
OPERATIONS:
   Net investment income                                             .31              .62           .19
   Net realized and unrealized
     gains (losses) on investments                                   .43             (.21)         (.31)
Total from operations                                                .74              .41          (.12)
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                       (.31)            (.62)         (.19)
NET ASSET VALUE:
   End of period                                            $       9.91     $       9.48     $    9.69
Total investment return (2)                                         7.89%            4.51%        -1.22%
Net assets at end of period (000's omitted)                 $      5,476     $      3,533     $   3,403

RATIOS:
   Expenses to average daily net assets                             0.80%(3)         0.80%         0.80%(3)
   Net investment income to average daily net assets                6.38%(3)         6.63%         6.24%(3)
Portfolio turnover rate (excluding short-term securities)          38.06%           41.25%        43.49%


(1)  Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)  Adjusted to an annual rate.


SIT MINNESOTA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS
                                                                           Six Months                    Period from
                                                                              Ended                     December 1,
                                                                          September 30,   Year Ended     1993 (1) to
                                                                              1995         March 31,      March 31,
                                                                           (Unaudited)       1995           1994
NET ASSET VALUE:
   Beginning of period                                                        $9.96          $9.79         $10.00
OPERATIONS:
   Net investment income                                                        .28            .56            .17
   Net realized and unrealized gains
     (losses) on investments                                                    .10            .17           (.21)
Total from operations                                                           .38            .73           (.04)
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                  (.28)          (.56)          (.17)
NET ASSET VALUE:
   End of period                                                             $10.06          $9.96          $9.79
Total investment return (2)                                                    3.86%          7.68%         -0.80%
Net assets at end of period (000's omitted)                                 $52,332        $43,881        $18,105

RATIOS:
   Expenses to average daily net assets                                        0.80%(3)       0.80%          0.80%(3)
   Net investment income to average daily net assets                           5.61%(3)       5.72%          5.23%(3)
Portfolio turnover rate (excluding short-term securities)                      3.21%         34.20%         12.23%


(1)  Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)  Adjusted to an annual rate.



SIT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS


                                            Six Months
                                               Ended                  Nine Months
                                           September 30, Year Ended      Ended
                                               1995       March 31,    March 31,         Years Ended June 30,
                                            (Unaudited)     1995         1994         1993        1992      1991
NET ASSET VALUE:
   Beginning of period                         $9.70        $9.63       $10.02       $9.74       $9.59      $9.61
OPERATIONS:
   Net investment income                         .27          .56          .43         .60         .69        .74
   Net realized and unrealized gains
     (losses) on investments                     .17          .09         (.30)        .32         .15       (.02)
Total from operations                            .44          .65          .13         .92         .84        .72
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (.27)        (.56)        (.43)       (.60)       (.69)      (.74)
   From realized gains                         ----          (.02)        (.09)       (.04)       ----      ----
Total distributions                             (.27)        (.58)        (.52)       (.64)       (.69)      (.74)
NET ASSET VALUE:
   End of period                               $9.87        $9.70        $9.63      $10.02       $9.74      $9.59
Total investment return (1)                     4.64%        7.00%        1.19%       9.81%       9.09%      7.76%
Net assets at end of period
   (000's omitted)                          $262,233     $255,157     $324,691    $338,977    $192,808    $86,997

RATIOS:
   Expenses to average daily net assets         0.80%(2)     0.79%(2)     0.77%(2)    0.80%       0.80%      0.80%
   Net investment income to average daily
      net assets                                5.62%(2)     5.84%(2)     5.68%(2)    6.17%       7.02%      7.62%
Portfolio turnover rate (excluding short-term
    securities)                                 7.44%       13.13%       47.56%      58.29%      80.27%     74.48%



(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the periods ended September 30, 1995, and March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended September 30, 1995, and March 31, 1995 and 1994, the investment adviser voluntarily absorbed $2,179, $24,991 and $77,029 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for periods ended Sepember 30, 1995, and March 31, 1995 and 1994, and the ratio of net investment income to average daily net assets would have been 5.62%, 5.83%, and 5.65%, respectively.


SIT U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

                                            Six Months
                                               Ended                  Nine Months
                                           September 30,Year Ended       Ended
                                               1995      March 31,     March 31,         Years Ended June 30,
                                            (Unaudited)    1995          1994       1993        1992        1991
NET ASSET VALUE:
   Beginning of period                        $10.28       $10.50       $10.73      $10.81      $10.54     $10.31
OPERATIONS:
   Net investment income                         .36          .67          .47         .71         .77        .79
   Net realized and unrealized gains
     (losses) on investments                     .18         (.22)        (.18)        .07         .44        .23
Total from operations                            .54          .45          .29         .78        1.21       1.02
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                   (.36)        (.67)        (.47)       (.71)       (.77)      (.79)
   From realized gains                          ----        ----          (.05)       (.15)       (.17)     ----
Total Distributions                             (.36)        (.67)        (.52)       (.86)       (.94)      (.79)
NET ASSET VALUE:
   End of period                              $10.46       $10.28       $10.50      $10.73      $10.81     $10.54
Total investment return (1)                     5.30%        4.47%        2.70%       7.50%      11.87%     10.19%
Net assets at end of period
    (000's omitted)                          $44,552      $37,454      $38,683     $31,538     $35,353    $30,153

RATIOS:
   Expenses to average daily net assets         0.80%(3)     0.80%(3)     0.86%(3)    0.89%(2)    0.80%(2)   0.90%(2)
   Net investment income to average daily
      net assets                                6.90%(3)     6.48%(3)     5.79%(3)    6.60%(2)    7.28%(2)   7.60%(2)
Portfolio turnover rate (excluding short-term
   securities)                                  9.34%       38.51%       73.87%      76.66%     133.86%    118.27%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Prior to January 1, 1993, total Fund expenses were contractually limited to 1.25% of average daily net assets for the first $30 million of Fund net assets and 1.00% of average daily net assets exceeding $30 million of Fund net assets. However, during the years ended June 30, 1993, 1992, and 1991, the investment adviser voluntarily absorbed an additional $72,628, $134,559, and $67,810 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.11%, 1.21%, and 1.25%, respectively for these periods, and the ratio of net investment income to average daily net assets would have been 6.38%, 6.87%, and 7.25%, respectively.

(3) Percentages for the periods ended September 30, 1995, and March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended September 30, 1995, and March 31, 1995 and 1994, the investment adviser voluntarily absorbed $40,761, $73,460 and $39,324 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.00% for each of these periods, and the ratio of net investment income to average daily net assets would have been 6.70%, 6.28% and 5.65%, respectively.


SIT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

     As of November 1, 1993, the Fund's name was changed to Sit Money Market Fund, Inc. from Sit Investment Reserve Fund, Inc. Effective on this date, the Fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains the achievement of maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Per share amounts prior to November 1, 1993 have been restated to reflect the 9.98 to 1 stock split.

                                              MONEY MARKET FUND              SIT INVESTMENT RESERVE FUND

                                     Six Months           Period From   Period From
                                        Ended              November 1,    July 1,
                                   September 30, Year Ended  1993 to     1993 to
                                        1995      March 31,  March 31,  October 31,      Years Ended June 30,
                                     (Unaudited)    1995       1994        1993        1993       1992       1991
NET ASSET VALUE:
   Beginning of period                  $1.00       $1.00      $1.00       $1.00       $1.00      $1.00     $1.00
 OPERATIONS:
   Net investment income                 0.03        0.04       0.01        0.01        0.03       0.05      0.07
   Net realized and unrealized gains
     (losses) on investments           ----        ----       ----        ----        ----       ----      ----
 Total from operations                   0.03        0.04       0.01        0.01        0.03       0.05      0.07
 DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income           (0.03)      (0.04)     (0.01)      (0.01)      (0.03)     (0.05)    (0.07)
 NET ASSET VALUE:
   End of period                        $1.00       $1.00      $1.00       $1.00       $1.00      $1.00     $1.00
 Total investment return (1)             2.77%       4.57%      1.14%       0.92%       3.02%      5.03%     7.14%
 Net assets at end of period
   (000's omitted)                    $21,738     $29,822    $17,864     $12,626     $10,869    $16,234    $7,729

 RATIOS:
   Expenses to average daily
      net assets                         0.50%(3)    0.50%(3)   0.50%(3)    0.72%(3)    0.80%(2)   0.80%(2)  0.86%(2)
   Net investment income to average
      daily net assets                   5.50%(3)    4.63%(3)   2.76%(3)    2.67%(3)    2.98%(2)   4.74%(2)  6.87%(2)


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Prior to January 1, 1993, total Fund expenses were contractually limited to 1.00% of average daily net assets for the first $30 million of Fund net assets. Subsequent to January 1, 1993 total Fund expenses are contractually limited to .80% of the first $50 million of Fund net assets. However, during the years ended June 30, 1993, 1992 and 1991, the investment adviser voluntarily absorbed $16,480, $20,635 and $8,824 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to daily net assets would have been 0.91% for the year ended June 30, 1993 and 1.00% for the years ended June 30, 1992 and 1991 and the ratio of net investment income to average daily net assets would have been 2.87%, 4.54% and 6.73%, respectively.

(3) Percentages for the periods ended September 30, 1995, March 31, 1994, and October 31, 1993, are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended September 30, 1995, March 31, 1995 and 1994, and October 31, 1993, the investment adviser voluntarily absorbed $35,639, $63,828, $17,565, and $3,224, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 5.20%, 4.33%, 2.46%, and 2.59%, respectively.



                 (This page has been left blank intentionally.)


Directors:
        Eugene C. Sit, CFA
        Peter L. Mitchelson, CFA
        Michael C. Brilley
        John E. Hulse
        Sidney L. Jones
        Donald W. Phillips
        William E. Frenzel

Director Emeritus:
        Melvin C. Bahle

Officers: (1)
        Eugene C. Sit, CFA              Chairman
        Peter L. Mitchelson, CFA        Vice Chairman
        Mary K. Stern                   President
        Debra A. Sit, CFA               Vice President - Investments,
                                             Assistant Treasurer
        Paul E. Rasmussen               Vice President & Treasurer
        Michael P. Eckert               Vice President - Group Manager
        Randy C. Henze, CFA             Vice President - Group Manager
        Michael J. Radmer               Secretary
        Parnell M. Kingsley             Assistant Secretary
        Carla J. Rose                   Assistant Secretary

(1) Effective October 24, 1995



SEMI-ANNUAL REPORT
BOND FUNDS
September 30, 1995



INVESTMENT ADVISER
Sit Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN  55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR
SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN  55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN, TRANSFER AGENT
AND DISBURSING AGENT
Norwest Bank Minnesota, N.A.
733 Marquette Avenue, Fourth Floor
Minneapolis, MN  55479
612-667-9678 (Metro Area)
800-626-4836


AUDITORS
KPMG Peat Marwick LLP
4200 Norwest Center
Minneapolis, MN  55402


LEGAL COUNSEL
Dorsey & Whitney P.L.L.P.
220 South Sixth Street
Minneapolis, MN  55402

MEMBER OF
100% NO-LOAD
MUTUAL FUND
COUNCIL